IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: REAL INDUSTRY, INC. Debtors.[1]	) ) ) ) ) ) ) )	Chapter 11 Case No. 17-12464 (KJC) Jointly Administered Re: Docket Nos. 15 and 59

FINAL ORDER (I) AUTHORIZING DEBTORS TO OBTAIN POSTPETITION FINANCING PURSUANT TO SECTION 364 OF THE BANKRUPTCY CODE, (II) AUTHORIZING THE USE OF CASH COLLATERAL PURSUANT TO SECTION 363 OF THE BANKRUPTCY CODE, (III) GRANTING ADEQUATE PROTECTION TO THE PREPETITION SECURED PARTIES PURSUANT TO SECTIONS 361, 362, 363 AND 364 OF THE BANKRUPTCY CODE, (IV) GRANTING LIENS AND SUPERPRIORITY CLAIMS, AND (V) MODIFYING THE AUTOMATIC STAY

Upon the motion (the “DIP Motion”) of the debtors and debtors-in-possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Cases”), seeking entry of a final order (this “Final Order”) pursuant to sections 105, 361, 362, 363(b), 363(c)(2), 364(c)(l), 364(c)(2), 364(c)(3), 364(d)(l), 364(e), 507, and 552 of chapter 11 of title 11 of the United States Code (as amended, the “Bankruptcy Code”), Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 4001-2 of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the “Local Rules”), that, among other things:

(a) authorizes Real Alloy Holdings, Inc. (the “DIP Notes Issuer”) to issue, and Real Alloy Intermediate Holdings, Inc. (“Intermediate Holding”) and the other guarantors

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1  The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC  (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC  (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer,  LLC (9350), and RA Mexico Holding, LLC (4620). The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

(including Intermediate Holding and all of the other Debtors other than the DIP Notes Issuer and

Real Industry, Inc., collectively, the “DIP Notes Guarantors,” and together with the DIP Notes Issuer, the “DIP Debtors”) under the DIP Notes Documents (as defined below) to unconditionally guaranty, jointly and severally, the DIP Notes Issuer’s obligations in respect of: (i)  senior secured priming and superpriority postpetition notes (the “New Money DIP Notes”), in an aggregate principal amount not to exceed $85,000,000 (the “Total Aggregate New Money DIP Notes Commitment”) comprised of (A) $65,000,000 of New Money DIP Notes, the proceeds of which shall be used exclusively to fund the operations of the Debtors (the “Debtor DIP Notes Facility”), except as expressly set forth herein, and (B) an amount of New Money DIP Notes determined by the “Required Holders” (as defined in the DIP Notes Purchase Agreement, the “Required DIP Noteholders”) in their sole discretion, up to $20,000,000, the proceeds of which shall be used exclusively to fund the operations of the Debtors’ foreign subsidiaries (the “Discretionary Foreign Subsidiary DIP Notes Facility,” and together with the Debtor DIP Notes Facility, the “DIP Notes Facility”) pursuant to the terms of (x) this Final Order, (y) that certain Senior Secured Super-Priority Debtor-in-Possession Notes Purchase Agreement, dated as of November 21, 2017 (in the form filed at Docket No. 69, as amended and restated in substantially the form filed at Docket No. 213, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms, the “DIP Notes Purchase Agreement”), by and among the DIP Notes Issuer, the DIP Notes Guarantors, the financial institutions party to the DIP Notes Purchase Agreement as “Purchasers” under, and as defined in, the DIP Notes Purchase Agreement, the New Money DIP Notes Agent,2 and the New Money DIP Notes Collateral Agent3 (the holders of the New Money DIP Notes from time to time, collectively, the “DIP Noteholders,” and together with the New Money DIP Notes Agent and the New Money DIP Notes Collateral Agent, and any other party to which New Money DIP Notes Obligations (as defined below) are owed, the “New Money DIP Notes Secured Parties”), and (z) any and all other “Note Purchase Documents” (as defined in the DIP Notes Purchase Agreement, and together with any and all documents related thereto, the “New Money DIP Notes Documents”); and (ii) the Roll Up DIP Notes pursuant to (x) this Final Order, (y) that certain Third Supplemental Indenture supplementing and amending the Prepetition Notes Indenture, by and among the DIP Notes Issuer, the DIP Notes Guarantors, the Roll Up DIP Notes Agent,4 Roll Up DIP Notes Collateral Trustee,5 (the “Roll Up DIP Notes Supplemental Indenture,” in substantially the form filed at Docket No. 213), and (z) any and all other “Note Documents” (as defined in the Prepetition Notes Indenture, and together with any and all security and other documents related thereto and necessary or expedient to effectuate the rollup of the Prepetition Notes, the “Roll Up DIP Facility Documents” and together with the New Money DIP Notes Documents, the “DIP Notes Documents”), to:

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2  “New Money DIP Notes Agent” means the entity(ies) designated by the Required DIP Noteholders to act as trustee or agent for the New Money DIP Notes (which shall initially be Cortland Capital Market Services LLC), in such capacity.

3   “New Money DIP Collateral Agent” means the entity(ies) designated by the Required DIP Noteholders to act as collateral trustee or collateral agent for the New Money DIP Notes (which shall initially be Cortland Capital Market Services LLC), in such capacity.

4  “Roll Up DIP Notes Agent” means the entity(ies) designated by the Required DIP Noteholders to act as trustee or agent for the Roll Up DIP Notes (which shall initially be Cortland Capital Market Services LLC), in such capacity.  The Roll Up DIP Notes Agent and the New Money DIP Notes Agent shall be referred to, together, as the “DIP Notes Agents.”

5  “Roll Up DIP Notes Collateral Trustee” means the entity(ies) designated by the Required DIP Noteholders to act as collateral trustee for the Roll Up DIP Notes (which shall initially be Wilmington Trust, National Association), in such capacity.  The Roll Up DIP Notes Collateral Trustee and the New Money DIP Notes Collateral Agent shall be referred to, together, as the “DIP Collateral Trustees.”

(A) fund, among other things, ongoing working capital, general corporate expenditures, and other financing needs of the Debtors, (B) exchange the Prepetition Notes (as defined below) held by the DIP Noteholders for “Roll-up Notes” (as defined in the Roll Up DIP Notes Supplemental Indenture, the “Roll Up DIP Notes,” together with the New Money DIP Notes, the “DIP Notes,” the DIP Noteholders who hold such Roll Up DIP Notes together with the Roll Up DIP Notes Agent and the Roll Up DIP Notes Collateral Trustee, the “Roll Up DIP Notes Secured Parties” and collectively with the New Money DIP Secured Parties, the “DIP Notes Secured Parties”), as provided in this Final Order and the Roll Up DIP Facility Documents, (C) pay certain adequate protection amounts to the Prepetition Notes Secured Parties (as defined below) as described below, (D) pay certain transaction fees and other costs and expenses of administration of the Cases, and (E) pay fees and expenses (including reasonable attorneys’ fees and expenses) and interest owed to the DIP Notes Secured Parties under the DIP Notes Documents and this Final Order;

(b) approves the terms of, and authorizes the Debtors to execute and deliver, and perform under, the DIP Notes Documents and authorizes and directs the Debtors to perform such other and further acts as may be required in connection with the DIP Notes Documents and this Final Order;

(c) grants (x) to each of the DIP Collateral Trustees, for the benefit of itself and the applicable other DIP Notes Secured Parties, subject to the priorities set forth in this Final Order, Liens on all of the DIP Collateral (as defined below) pursuant to sections 364(c)(2), 364(c)(3) and 364(d) of the Bankruptcy Code, which Liens shall be (A) as to the DIP ABL

Priority Collateral,6 junior solely to the Carve-Out (as defined below), any Liens in favor of the DIP ABL Secured Parties (as defined below), the Liens in favor of the Prepetition ABL Secured Parties (as defined below), and any Prepetition Prior Liens7, (B) as to the DIP Notes Priority Collateral8 and the Proceeds Account (as defined below), senior to the Liens in favor of the

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6  “DIP ABL Priority Collateral” shall have the meaning given to the term “North America ABL Priority Collateral” under the Intercreditor Agreement (as defined below), as such term is amended pursuant to the following sentences.  Clause (ii) of the term “North America ABL Priority Collateral” set forth in the Intercreditor Agreement is hereby amended and restated as the following: “Deposit Accounts, Securities Accounts and commodity accounts (and all cash, checks and other negotiable instruments, funds, securities, commodity contracts and other evidences of payment or other assets held therein) (but in any event, excluding any Deposit Account or Securities Account used exclusively for identifiable proceeds of Notes Priority Collateral and the “Proceeds Account” as defined in the interim or final order (as applicable) approving debtor-in-possession financing from certain of the Claimholders entered in the chapter 11 cases of Holdings, the Company, and the Grantors commenced on November 17, 2017).”  Clause (viii) of the term “North America ABL Priority Collateral” set forth in the Intercreditor Agreement is hereby amended and restated as the following:  “(viii) all proceeds and products of any or all of the foregoing in whatever form received, but excluding any property that is directly acquired prior to the termination of the commitments under the DIP ABL Facility and acceleration of the DIP ABL Obligations or the DIP Notes Purchase Agreement and the acceleration of the DIP Notes Obligations with cash proceeds of any North America ABL Priority Collateral and does not otherwise constitute North America ABL Priority Collateral upon its acquisition; provided that capitalized terms used in this clause (viii) but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the order approving debtor-in-possession financing from certain of the Claimholders entered in the chapter 11 cases of Holdings, the Company, and the Grantors commenced on November 17, 2017.”  Solely for purposes of this footnote, “Claimholders” means the Prepetition Secured Parties, “Holdings” means the DIP Notes Issuer, and “Grantors” means the DIP Debtors.

7  “Prepetition Prior Liens” means any Liens that are (1) in existence on the Petition Date (as defined below), (2) either perfected as of the Petition Date or perfected subsequent to the Petition Date solely to the extent permitted by section 546(b) of the Bankruptcy Code, and (3) senior in priority to the Liens in favor of Prepetition Notes Secured Parties and the Prepetition ABL Secured Parties (each as defined below) after giving effect to any intercreditor or subordination agreement.

8  “DIP Notes Priority Collateral” shall have the meaning given to the term “Notes Priority Collateral” under the Intercreditor Agreement, as such term is amended pursuant to the following sentence.  Clause (xi) of the term “Notes Priority Collateral” set forth in the Intercreditor Agreement is hereby amended and restated as the following:  “(xi) all proceeds and products of any or all of the foregoing in whatever form received, but excluding any property that is directly acquired prior to the termination of the commitments under the DIP ABL Facility and acceleration of the DIP ABL Obligations or the DIP Notes Purchase Agreement and the acceleration of the DIP Notes Obligations with cash proceeds of any Notes Priority Collateral and does not otherwise constitute Notes Priority Collateral upon its acquisition; provided that capitalized terms used in this clause (xi) but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the interim or final order (as applicable) approving debtor-in-possession financing from certain of the Claimholders entered in the chapter 11 cases of Holdings, the Company, and the Grantors commenced on November 17, 2017.”  Solely for purposes of this footnote, “Claimholders” means the Prepetition Secured Parties, “Holdings” means the DIP Notes Issuer, and “Grantors” means the DIP Debtors.

Prepetition Notes Secured Parties, the Prepetition ABL Secured Parties, and the DIP ABL Secured Parties and all other Liens and interests, but junior to the Carve-Out and any Prepetition Prior Liens, and (C) as to the New DIP Collateral (as defined below), senior to the Liens in favor of the Prepetition Notes Secured Parties and the Prepetition ABL Secured Parties, pari passu with the Liens of the DIP ABL Secured Parties, and junior to the Prepetition Prior Liens, and (y) to the DIP Notes Secured Parties, pursuant to section 364(c)(1) of the Bankruptcy Code,  superpriority administrative claims (on a pari passu basis with such claims herein granted to the DIP ABL Secured Parties) having recourse to all prepetition and postpetition property of the DIP Debtors’ estates, now owned or hereafter acquired and the proceeds of each of the foregoing, including9 any DIP Debtor’s rights under section 549 of the Bankruptcy Code and the proceeds thereof and the proceeds of Avoidance Actions (as defined below) other than against the DIP Secured Parties and the Prepetition Secured Parties (each as defined below);

(d) authorizes the Debtors designated as “Borrowers” under, and as defined in, the DIP ABL Credit Agreement (as defined below) (collectively, the “DIP ABL Borrowers”) to obtain, and the Debtors designated as “Guarantors” (the “DIP ABL Guarantors”) under the DIP ABL Documents (as defined below) to unconditionally guaranty, jointly and severally, the Borrowers’ obligations in respect of, senior secured priming and superpriority postpetition financing, consisting of a revolving credit facility for up to $110,000,000 (the “DIP ABL Facility,” and all loans extended under the DIP ABL Facility, including the Roll Up DIP ABL Loans (as defined below), the “DIP ABL Loans”), including a letter of credit sub-facility for up

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9  As used herein, the words “including” or “include” and variations thereof shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation.”

to $25,000,000 (the “DIP LC Facility,” and all obligations thereunder, together with obligations under the DIP ABL Facility, including the Roll Up DIP ABL Loans, the “DIP ABL Obligations,” and collectively with the DIP Notes Obligations, the “DIP Obligations”), pursuant to the terms of (x) this Final Order, (y) that certain Debtor-in-Possession Revolving Credit Agreement, dated as of November 20, 2017 (in the form filed at Docket No. 69, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms, the “DIP ABL Credit Agreement”), by and among the Borrowers, the DIP ABL Guarantors, Bank of America, N.A., as administrative agent and collateral agent (in such capacity, and as administrative agent and collateral agent under the Roll Up DIP ABL Facility, collectively, the “DIP ABL Agent”), and the other financial institutions party to the DIP Credit Agreement as “Lenders” under, and as defined in, the DIP ABL Credit Agreement (collectively, the “DIP ABL Lenders,” and together with the DIP ABL Agent and any other party to which DIP ABL Obligations (as defined below) are owed, the “DIP ABL Secured Parties,” and collectively with the DIP Notes Secured Parties, the “DIP Secured Parties”), and (z) any and all other “Loan Documents” (as defined in the DIP ABL Credit Agreement, and together with the DIP ABL Credit Agreement, collectively, the “DIP ABL Loan Documents,” and collectively with the DIP Notes Documents, the “DIP Documents”), to: (A) fund, among other things, ongoing working capital, general corporate expenditures and other financing needs of the Debtors, (B) provide letters of credit for the account of any of the Debtors, (C) use proceeds of DIP ABL Priority Collateral to repay Prepetition ABL Obligations (as defined below) in accordance with the terms of that certain Revolving Credit Agreement, dated as of March 14, 2017, by and among the DIP Debtors and the Prepetition ABL Agent (as amended or otherwise modified from time to time, the “Prepetition ABL Credit Agreement”), and to deem all letters of credit issued under the Prepetition ABL Credit Agreement to letters of credit issued under the DIP LC Facility, (D) repay all remaining Prepetition ABL Obligations held by each DIP ABL Lender (such repaid Prepetition ABL Obligations, the “Roll Up DIP ABL Loans”), (E) pay certain adequate protection amounts to the Prepetition ABL Secured Parties as described below, (F) pay certain transaction fees and other costs and expenses of administration of the Cases, and (F) pay fees and expenses (including reasonable attorneys’ fees and expenses) and interest owed to the DIP ABL Secured Parties under the DIP ABL Loan Documents and this Final Order;

(e) grants (i) to the DIP ABL Agent, for the benefit of itself and the other DIP ABL Secured Parties, Liens on all of the DIP Collateral pursuant to sections 364(c)(2), 364(c)(3) and 364(d) of the Bankruptcy Code, which Liens shall be (A) as to the DIP Notes Priority Collateral, junior solely to any Liens of the DIP Notes Secured Parties, to the Carve-Out, to any valid, enforceable, and non-avoidable Liens in favor of the Prepetition Notes Secured Parties (as defined below), and to any Prepetition Prior Liens, (B) as to the DIP ABL Priority Collateral, senior to all other liens and interests other than any Prepetition Prior Liens, (C) as to the New DIP Collateral, senior to the Liens in favor of the Prepetition Notes Secured Parties and the Prepetition ABL Secured Parties, but pari passu with the Liens of the DIP Notes Secured Parties, and junior to the Prepetition Prior Liens; and (ii) to the DIP ABL Secured Parties, pursuant to section 364(c)(1) of the Bankruptcy Code, superpriority administrative claims having recourse to all prepetition and postpetition property of the DIP Debtors’ estates, now owned or hereafter acquired and the proceeds of each of the foregoing, including any DIP Debtor’s rights under section 549 of the Bankruptcy Code and the proceeds thereof, and proceeds of Avoidance Actions (other than against the DIP Secured Parties and Prepetition Secured Parties);

(f) approves the terms of, and authorizes the Debtors to execute and deliver, and perform under, the DIP ABL Loan Documents and authorizes and directs the Debtors to perform such other and further acts as may be required in connection with the DIP ABL Loan Documents and this Final Order;

(g) authorizes the Debtors to use “cash collateral,” as such term is defined in section 363 of the Bankruptcy Code (the “Cash Collateral”), including Cash Collateral in which any or all of the Prepetition Secured Parties (as defined below), the DIP Notes Secured Parties, and/or the DIP ABL Secured Parties have a Lien or other interest, in each case whether existing on the Petition Date, arising pursuant to this Final Order, or otherwise;

(h) vacates the automatic stay imposed by section 362 of the Bankruptcy Code solely to the extent necessary to implement and effectuate the terms and provisions of the DIP Notes Documents and this Final Order;

(i) authorizes (i) the DIP Notes Issuer to issue New Money DIP Notes, in a principal amount not to exceed $85,000,000, and Roll Up DIP Notes, in a principal amount not to exceed $170,000,000, under and in accordance with the DIP Notes Documents and authorizes the DIP Notes Guarantors to unconditionally guaranty such obligations jointly and severally, and (ii) the DIP ABL Borrowers to borrow under the DIP ABL Facility, in a principal amount not to exceed $110,000,000, under and in accordance with the DIP ABL Documents, and authorizes the DIP ABL Guarantors to unconditionally guaranty such obligations jointly and severally;

(j) grants the Prepetition Secured Parties, as of the Petition Date and in accordance with the relative priorities set forth herein, the Prepetition Adequate Protection (as defined below), which consists of, among other things, the Prepetition Adequate Protection Liens

(as defined below), the Prepetition Adequate Protection Superpriority Claims (as defined below), and certain periodic payments;

(k) waives certain rights of the Debtors to surcharge collateral pursuant to section 506(c) of the Bankruptcy Code and to assert the “equities of the case” exception under section 552(b) of the Bankruptcy Code; and

(l) provides for the immediate effectiveness of this Final Order and waives any applicable stay (including under Bankruptcy Rule 6004) to permit such immediate effectiveness.

Having considered the DIP Motion and other applicable documents, the Declaration of Michael J. Hobey in Support of Chapter 11 Petitions and Requests for First Day Relief and the Declaration of Robert White in Support of the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to Obtain Postpetition Secured Financing Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364, 503 and 507 (II) Authorizing Postpetition Use of Cash Collateral and Other Prepetition Collateral, (III) Granting Adequate Protection to Prepetition Secured Parties, (IV) Scheduling a Final Hearing Pursuant to Bankruptcy Rule 4001(b), and (V) Granting Related Relief (together, “DIP Motion Declarations”), and the evidence submitted or proffered at the hearing on the DIP Motion held on November 20, 2017 (the “Interim Hearing”) and the hearing to consider entry of this Final Order (the “Final Hearing”); and in accordance with Bankruptcy Rules 2002, 4001(b), 4001(c), and 4001(d) and 9014 and all applicable Local Rules, notice of the DIP Motion and the Final Hearing having been provided pursuant to Bankruptcy Rule 4001(b)(1)(C); the Final Hearing having been held and concluded on January 17, 2018; and it appearing that approval of the relief requested in the DIP Motion is fair and reasonable and in the best interests of the Debtors and their estates, and is essential for the continued operation of the Debtors’ business and the preservation of the value of the Debtors’ assets; and it appearing that the Debtors’ entry into the DIP Notes Purchase Agreement, the other DIP Notes Documents, the DIP ABL Credit Agreement and the other DIP ABL Documents is a sound and prudent exercise of the Debtors’ business judgment;  and after due deliberation and consideration, and good and sufficient cause appearing therefor:

THIS COURT MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW:10

A. Petition Date.  On November 17, 2017 (the “Petition Date”), each of the Debtors filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (this “Court”).  The Debtors have continued in the management and operation of their businesses and properties as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.  On November 30, 2017, a statutory committee of unsecured creditors (the “Committee”) was appointed.  No trustee or examiner has been appointed in the Cases.

B. Jurisdiction and Venue.  This Court has core jurisdiction over the Cases, the DIP Motion, and the parties and property affected hereby pursuant to 28 U.S.C. §§ 157(b) and 1334.  Venue for the Cases and proceedings on the DIP Motion is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.  The statutory and other predicates for the relief sought herein are sections 105, 361, 362, 363, 364, 507, and 552 of the Bankruptcy Code, Bankruptcy Rules 2002, 4001, 6004, and 9014 and the Local Rules.

C. Notice. Notice of the Final Hearing and the relief requested in the DIP Motion has been provided by the Debtors, whether by facsimile, electronic mail, overnight

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10  Findings of fact shall be construed as conclusions of law, and conclusions of law shall be construed as findings of fact, as appropriate, pursuant to Bankruptcy Rule 7052.

courier or hand delivery, to certain parties in interest, including: (a) the Office of the United States Trustee; (b) the holders of the thirty (30) largest unsecured claims against the Debtors (on a consolidated basis, excluding insiders); (c) Wilmington Trust, N.A.; (d) the Securities & Exchange Commission; (e) the Office of the United States Attorney General for the District of Delaware; (f) the offices of the attorneys general for the states in which the Debtors operate; (g) the Internal Revenue Service; (h) the U.S. Department of Justice; (i) counsel to the DIP Secured Parties; (j) the Banks, (k) all federal or state regulatory authorities governing the Debtors’ industry; (l) any party that has requested notice pursuant to Bankruptcy Rule 2002; (m) all state and local taxing authorities in the states in which the Debtors operate; (n) all parties known by the Debtors to be asserting liens against or security interests in any of the collateral addressed by this Final Order; (o) all landlords and other parties whose rights may be affected by the provisions of Paragraph 15(e) of this Final Order; and (p) counsel to the Committee.  Under the circumstances, such notice of the DIP Motion, the relief requested therein, and the Final Hearing complies with Bankruptcy Rule 4001(b), (c) and (d) and the Local Rules, and no other notice need be provided for entry of this Final Order.

D. Debtors’ Stipulations Regarding the Prepetition Notes.  Subject only to the rights of parties in interest that are specifically set forth in Paragraph 6 below, the Debtors, on their behalf and on behalf of their estates, admit, stipulate, acknowledge, and agree (Paragraphs D and E hereof shall be referred to herein collectively as the “Debtors’ Stipulations”) as follows:

(i) Prepetition Notes.  Pursuant to that certain Indenture, dated as of January 8, 2015 (as amended, restated, or otherwise modified from time to time, the “Prepetition Notes Indenture,” and collectively with any other agreements and documents executed or delivered in connection therewith, including the “Note Documents” as defined therein, each as may be amended, restated, supplemented, or otherwise modified from time to time, the “Prepetition Notes Documents”), among (a) SGH Escrow Corporation, as issuer, (b) Intermediate Holding and the other guarantors party thereto, as guarantors, and (c) Wilmington Trust, National Association, as trustee and collateral trustee (in such capacities, the “Prepetition Notes Trustee”), SGH Escrow Corporation, predecessor-in-interest to Real Alloy Holding, Inc., issued those certain 10.000% senior secured notes due 2019 (the “Prepetition Notes,” and the holders thereof, the “Prepetition Noteholders,” and collectively with the Prepetition Notes Trustee, the “Prepetition Notes Secured Parties”).  All obligations of the Debtors arising under the Prepetition Notes Documents (including the “Note Obligations” as defined in the Prepetition Notes Indenture), including the Prepetition Notes, shall collectively be referred to herein as the “Prepetition Notes Obligations;” provided that this term shall include the Prepetition Notes Obligations that are converted to Roll Up DIP Obligations for purposes of this Paragraph D and Paragraph E, but shall exclude such Prepetition Notes Obligations for purposes of all other provisions of this Final Order from and after the conversion of such Prepetition Notes Obligations into the Roll Up DIP Obligations.

(ii) Prepetition Notes Liens and Prepetition Notes Collateral.  Pursuant to the Security Documents (as defined in the Prepetition Notes Indenture) (as such documents were amended, restated, supplemented, or otherwise modified from time to time, the “Prepetition Notes Collateral Documents”), by and among each of the Debtors party thereto (the “Notes Grantors”) and the Prepetition Notes Trustee, as collateral trustee, each Notes Grantor granted to the Prepetition Notes Trustee, for the benefit of itself and the other Prepetition Notes Secured Parties, to secure the Prepetition Notes Obligations, a security interest in and continuing Lien (the “Prepetition Notes Liens”) on substantially all of such Notes Grantor’s assets and properties (which, for the avoidance of doubt, includes Cash Collateral) and all proceeds, products, accessions, rents, and profits thereof, in each case whether then owned or existing or thereafter acquired or arising, including a first-priority lien on the Notes Priority Collateral (as defined in the Intercreditor Agreement).  All “Collateral” as defined in the Prepetition Notes Indenture granted or pledged by such Notes Grantors pursuant to any Prepetition Notes Collateral Document or any other Prepetition Notes Document shall collectively be referred to herein as the “Prepetition Notes Collateral.”  As of the Petition Date, (a) the Prepetition Notes Liens (I) are legal, valid, binding, enforceable, and perfected Liens, (II) were granted to, or for the benefit of, the Prepetition Notes Secured Parties for fair consideration and reasonably equivalent value, (III) are not subject to avoidance, recharacterization, or subordination pursuant to the Bankruptcy Code or applicable non‑bankruptcy law (except for the priming contemplated herein), and (IV) are subject and subordinate only to (W) the DIP Notes Liens (as defined below), (X) the Carve-Out, (Y) as to the DIP ABL Priority Collateral, the Liens in favor of the DIP ABL Secured Parties and the Prepetition ABL Secured Parties to the extent provided by the Intercreditor Agreement, and (Z) any Prepetition Prior Liens, and (b) (I) the Prepetition Notes Obligations, including the Applicable Premium (as defined in the Prepetition Notes Indenture), constitute legal, valid, and binding obligations of the applicable Debtors, enforceable in accordance with the terms of the applicable Prepetition Notes Documents (other than in respect of the stay of enforcement arising from section 362 of the Bankruptcy Code), (II) no setoffs, recoupments, offsets, defenses, or counterclaims to any of the Prepetition Notes Obligations, including the Applicable Premium, exist, (III) no portion of the Prepetition Notes Obligations or any payments made to any or all of the Prepetition Notes Secured Parties are subject to avoidance, disallowance, disgorgement, recharacterization, recovery, subordination, attack, offset, counterclaim, defense, or “claim” (as defined in the Bankruptcy Code) of any kind pursuant to the Bankruptcy Code or applicable non-bankruptcy law, and (IV) each of the Guarantees (as defined in the Prepetition Notes Indenture) shall continue in full force and effect to unconditionally guaranty the Prepetition Notes Obligations, including the Applicable Premium, notwithstanding any use of Cash Collateral permitted hereunder or any financing and financial accommodations extended by the DIP Notes Secured Parties to the Debtors pursuant to the terms of this Final Order or the DIP Notes Documents.  All of the Debtors’ cash, including any cash in deposit accounts of the Debtors, wherever located, constitutes Cash Collateral of the Prepetition Notes Trustee and the other Prepetition Notes Secured Parties.

(iii)  Amounts Owed under Prepetition Notes Documents.  As of the Petition Date, the applicable Debtors owed the Prepetition Notes Secured Parties, pursuant to the Prepetition Notes Documents, without defense, counterclaim, reduction, or offset of any kind, in respect of the Prepetition Notes Obligations, an aggregate principal amount of not less than $305,000,000 of Prepetition Notes, plus all accrued and hereafter accruing and unpaid interest thereon and any additional fees, expenses (including any reasonable attorneys’, accountants’, appraisers’, and financial advisors’ fees and expenses that are chargeable or reimbursable under the Prepetition Notes Documents), and other amounts now or hereafter due under the Prepetition Notes Documents.

(iv) Release of Claims.  Subject to the reservation of rights set forth in Paragraph 6 below, each Debtor and its estate shall be deemed to have forever waived, discharged, and released each of the Prepetition Notes Secured Parties and their respective affiliates, assigns, or successors and the respective members, managers, equity holders, affiliates, agents, attorneys, financial advisors, consultants, officers, directors, employees, and other representatives of the foregoing (all of the foregoing, collectively, the “Prepetition Notes Secured Party Releasees”) from any and all “claims” (as defined in the Bankruptcy Code), counterclaims, causes of action

(including causes of action in the nature of “lender liability”), defenses, setoff, recoupment, other offset rights, and other rights of disgorgement or recovery against any and all of the Prepetition Notes Secured Party Releasees, whether arising at law or in equity, relating to and/or otherwise in connection with the Prepetition Notes Obligations, the Prepetition Notes Liens, or the debtor-creditor relationship between any of the Prepetition Notes Secured Parties, on the one hand, and any of the Debtors, on the other hand, including (a) any recharacterization, subordination, avoidance, disallowance, or other claim or assertion arising under or pursuant to section 105 or chapter 5 of the Bankruptcy Code or under any other similar provisions of applicable state law, federal law, or municipal law and (b) any right or basis to challenge or object to the amount, validity, or enforceability of the Prepetition Notes Obligations or any payments or other transfers made on account of the Prepetition Notes Obligations, or the validity, enforceability, priority, or non-avoidability of the Prepetition Notes Liens securing the Prepetition Notes Obligations, including any right or basis to seek any disgorgement or recovery of payments of cash or any other distributions or transfers previously received by any of the Prepetition Notes Secured Party Releasees.

E. Debtors’ Stipulations Regarding Prepetition ABL Facility.

(i) Prepetition ABL Facility.  Pursuant to that certain Revolving Credit Agreement, dated as of March 14, 2017 (as amended or otherwise modified from time to time, the “Prepetition ABL Agreement,” and collectively with any other agreements and documents executed or delivered in connection therewith, including the “Loan Documents” as defined therein, each as may be amended, restated, supplemented, or otherwise modified from time to time, the “Prepetition ABL Documents;” and the “Obligations” as defined in the Prepetition ABL Agreement, the “Prepetition ABL Obligations,”[11] and collectively with the Prepetition Notes

Obligations, the “Prepetition Secured Obligations”),[12] among certain of the Debtors, as borrowers, the Borrower Representative (as defined therein), the other Credit Parties (as defined therein) party thereto, Bank of America, N.A., as administrative agent (the “Prepetition ABL Agent”), and the lenders party thereto (the “Prepetition ABL Lenders;” collectively with the Prepetition ABL Agent, the “Prepetition ABL Secured Parties;” and the Prepetition ABL Secured Parties collectively with the Prepetition Notes Secured Parties, the “Prepetition Secured Parties”), the Prepetition ABL Secured Parties agreed to extend loans and other financial accommodations to the Debtors on a secured basis (the liens and interests securing the Prepetition ABL Obligations, the “Prepetition ABL Liens”).

(ii) Prepetition ABL Liens and Prepetition ABL Collateral.  Pursuant to the Security Documents (as defined in the Prepetition ABL Agreement) (as such documents were amended, restated, supplemented, or otherwise modified from time to time, the “Prepetition ABL Collateral Documents”), by and among each of the Debtors party thereto (the “ABL Grantors”) and the Prepetition ABL Agent, as collateral trustee, each ABL Grantor granted to the Prepetition ABL Agent, for the benefit of itself and the other Prepetition ABL Secured Parties, to secure the Prepetition ABL Obligations, a security interest in and continuing Lien (the “Prepetition ABL Liens,” and together with the Prepetition Notes Liens, the “Prepetition Liens”) on substantially all of such ABL Grantor’s assets and properties (which, for the avoidance of doubt, includes Cash

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11  The term “Prepetition ABL Obligations” shall include the Prepetition ABL Obligations that are converted to DIP ABL Obligations for purposes of Paragraphs D and E but shall exclude such Prepetition ABL Obligations for purposes of all other provisions of this Final Order from and after the conversion of such Prepetition ABL Obligations into the DIP ABL Obligations.

12  The term “Prepetition Secured Obligations” shall include the Prepetition Notes Obligations that are exchanged for Roll Up DIP Notes Obligations and the Prepetition ABL Obligations that become DIP ABL Obligations for purposes of Paragraphs D and E but shall exclude such Prepetition Notes Obligations and Prepetition ABL Obligations for purposes of all other provisions of this Final Order from and after the exchange of such Prepetition Notes Obligations into Roll Up DIP Notes Obligations and repayment of such Prepetition ABL Obligations with proceeds of DIP ABL Loans.

Collateral) and all proceeds, products, accessions, rents, and profits thereof, in each case whether then owned or existing or thereafter acquired or arising, including a first-priority lien on the North America ABL Priority Collateral (as defined in the Intercreditor Agreement).  All “Collateral” as defined in the Prepetition ABL Agreement granted or pledged by such ABL Grantors pursuant to any Prepetition ABL Collateral Document or any other Prepetition ABL Document shall collectively be referred to herein as the “Prepetition ABL Collateral,” and together with the Prepetition Notes Collateral, the “Prepetition Collateral.”  As of the Petition Date, (a) the Prepetition ABL Liens (I) are legal, valid, binding, enforceable, and perfected Liens, (II) were granted to, or for the benefit of, the Prepetition ABL Secured Parties for fair consideration and reasonably equivalent value, (III) are not subject to avoidance, recharacterization, or subordination pursuant to the Bankruptcy Code or applicable non‑bankruptcy law (except for the priming contemplated herein), and (IV) are subject and subordinate only to (X) the DIP ABL Liens (as defined below), (Y) as to the DIP Notes Priority Collateral, the Liens in favor of the DIP Notes Secured Parties and the Prepetition Notes Secured Parties to the extent provided by the Intercreditor Agreement and the Carve-Out, and (Z) any Prepetition Prior Liens, and (b)(I) the Prepetition ABL Obligations constitute legal, valid, and binding obligations of the applicable Debtors, enforceable in accordance with the terms of the applicable Prepetition ABL Documents (other than in respect of the stay of enforcement arising from section 362 of the Bankruptcy Code), (II) no setoffs, recoupments, offsets, defenses, or counterclaims to any of the Prepetition ABL Obligations exist, (III) no portion of the Prepetition ABL Obligations or any payments made to any or all of the Prepetition ABL Secured Parties are subject to avoidance, disallowance, disgorgement, recharacterization, recovery, subordination, attack, offset, counterclaim, defense, or “claim” (as defined in the Bankruptcy Code) of any kind pursuant to the Bankruptcy Code or applicable non-bankruptcy law, and (IV) each of the Guarantees (as defined in the Prepetition ABL Credit Agreement) shall continue in full force and effect to unconditionally guaranty the Prepetition ABL Obligations notwithstanding any use of Cash Collateral permitted hereunder or any financing and financial accommodations extended by the DIP ABL Secured Parties to the Debtors pursuant to the terms of this Final Order or the DIP ABL Documents.  All of the Debtors’ cash, including any cash in deposit accounts of the Debtors, wherever located, constitutes Cash Collateral of the Prepetition ABL Agent and the other Prepetition ABL Secured Parties.

(iii) Amounts Owed under Prepetition ABL Documents.  As of the Petition Date, the applicable Debtors owed the Prepetition ABL Secured Parties, pursuant to the Prepetition ABL Documents, without defense, counterclaim, reduction, or offset of any kind, in respect of the Prepetition ABL Obligations, an aggregate principal amount of not less than $96,000,000 of Prepetition ABL Loans, plus all accrued and hereafter accruing and unpaid interest thereon and any additional fees, expenses (including any reasonable attorneys’, accountants’, appraisers’, and financial advisors’ fees and expenses that are chargeable or reimbursable under the Prepetition ABL Documents), and other amounts now or hereafter due under the Prepetition ABL Documents.

(iv) Release of Claims.  Subject to the reservation of rights set forth in Paragraph 6 below, each Debtor and its estate shall be deemed to have forever waived, discharged, and released each of the Prepetition ABL Secured Parties and their respective affiliates, assigns, or successors and the respective members, managers, equity holders, affiliates, agents, attorneys, financial advisors, consultants, officers, directors, employees, and other representatives of the foregoing (all of the foregoing, collectively, the “Prepetition ABL Secured Party Releasees”) from any and all “claims” (as defined in the Bankruptcy Code), counterclaims, causes of action

(including causes of action in the nature of “lender liability”), defenses, setoff, recoupment, other offset rights, and other rights of disgorgement or recovery against any and all of the Prepetition ABL Secured Party Releasees, whether arising at law or in equity, relating to and/or otherwise in connection with the Prepetition ABL Obligations, the Prepetition ABL Liens, or the debtor-creditor relationship between any of the Prepetition ABL Secured Parties, on the one hand, and any of the Debtors, on the other hand, including (a) any recharacterization, subordination, avoidance, disallowance, or other claim or assertion arising under or pursuant to section 105 or chapter 5 of the Bankruptcy Code or under any other similar provisions of applicable state law, federal law, or municipal law and (b) any right or basis to challenge or object to the amount, validity, or enforceability of the Prepetition ABL Obligations or any payments or other transfers made on account of the Prepetition ABL Obligations, or the validity, enforceability, priority, or non-avoidability of the Prepetition ABL Liens securing the Prepetition ABL Obligations, including any right or basis to seek any disgorgement or recovery of payments of cash or any other distributions or transfers previously received by any of the Prepetition ABL Secured Party Releasees.

F. Intercreditor Agreement.  The Prepetition Notes Trustee, the Prepetition ABL Agent, the DIP Notes Issuer, and Intermediate Holdings are party to that certain Intercreditor Agreement, dated as of February 27, 2015 (as amended pursuant to footnotes 2 and 3 and Paragraph 15 of this Final Order, and as otherwise amended, restated, supplemented, or otherwise modified in accordance with its terms, the “Intercreditor Agreement”), which sets forth subordination and other provisions governing the relative priorities and rights of the Prepetition Notes Secured Parties and their respective Prepetition Notes Obligations and Prepetition Notes Liens, on the one hand, and the Prepetition ABL Secured Parties and their respective Prepetition

ABL Obligations and Prepetition ABL Liens, on the other hand.  Pursuant to section 510 of the Bankruptcy Code, such Intercreditor Agreement and any other intercreditor agreement or subordination agreement between and/or among the Prepetition Notes Trustee, the Prepetition ABL Agent, any Prepetition Noteholder, any Prepetition ABL Lender, any Debtor or affiliate thereof, and any other applicable intercreditor or subordination provisions contained in any credit agreement, security agreement, indenture, or related document, (i) shall remain in full force and effect, (ii) shall continue to govern the relative priorities, rights, and remedies of the Prepetition Notes Secured Parties and the Prepetition ABL Secured Parties (including the relative priorities, rights, and remedies of such parties with respect to the replacement liens and administrative expense claims and superpriority administrative expense claims granted, or amounts payable, by the DIP Debtors under this Final Order or otherwise and the modification of the automatic stay), and (iii) shall not be amended, altered, or modified by the terms of this Final Order (except as set forth in footnotes 2 and 3 and Paragraph 15 of this Final Order) or as otherwise expressly agreed in writing by the parties thereto.

G. Findings Regarding the DIP Notes and the DIP ABL Facility.

(i) Need for Postpetition Financing.  The Debtors have an immediate need to issue the DIP Notes and borrow under the DIP ABL Facility to receive the proceeds thereof and use Cash Collateral to, among other things, permit the orderly continuation of the operation of their businesses, to maintain business relationships with vendors, suppliers, and customers, to make payroll, to make capital expenditures, to satisfy other working capital and operational needs, to fund the Debtors’ marketing and sale process, and to otherwise preserve the  value of the Debtors’ estates.  The Debtors’ access to sufficient working capital and liquidity through the use of Cash Collateral and proceeds of the DIP Notes and the DIP ABL Loans is vital to a successful sale process and to otherwise preserve and maximize the enterprise value of the Debtors’ estates.  Immediate and irreparable harm will be caused to the Debtors and their estates if immediate financing is not obtained and permission to use Cash Collateral is not granted, in each case in accordance with the terms of this Final Order and the DIP Documents.

(ii) No Credit Available on More Favorable Terms.  The Debtors have been and continue to be unable to obtain financing on more favorable terms from sources other than the DIP Secured Parties under the DIP Documents and this Final Order.  The Debtors are unable to obtain unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense or secured credit allowable only under sections 364(c)(1), 364(c)(2), or 364(c)(3) of the Bankruptcy Code.  The Debtors are unable to obtain secured credit under section 364(d)(1) of the Bankruptcy Code without (a) granting to the DIP Secured Parties the rights, remedies, privileges, benefits, and protections provided herein and in the DIP Documents, including the DIP Liens and the DIP Superpriority Claims (each as defined below), (b) allowing the DIP Notes Secured Parties to purchase the DIP Notes (including the Roll Up DIP Notes) on the terms set forth herein and in the DIP Notes Documents, (c) allowing the DIP ABL Secured Parties to make loans and other financial accommodations (including the Roll Up DIP ABL Loans) on the terms set forth herein and in the DIP ABL Documents, and (d) granting to the Prepetition Secured Parties the rights, remedies, privileges, benefits, and protections provided herein and in the DIP Documents, including the Prepetition Adequate Protection (all of the foregoing described in clauses (a)-(d) above, collectively, the “DIP Protections”).

H. Consent to Financing.  The DIP Secured Parties (including in their capacities as Prepetition Notes Secured Parties or Prepetition ABL Secured Parties, as applicable) are willing to provide financing to the Debtors and/or consent to the use of Cash Collateral by the

Debtors in accordance with the terms and conditions of this Final Order, subject to (i) the entry of this Final Order, and (ii) the terms and conditions of the DIP Documents.

I. Adequate Protection for Prepetition Notes Secured Parties.  The Prepetition Notes Secured Parties have agreed to permit the Debtors to use the Prepetition Notes Collateral, including the Cash Collateral, subject to the terms and conditions set forth herein, including the protections afforded a party acting in “good faith” under section 364(e) of the Bankruptcy Code.  In addition, the DIP Documents contemplated hereby provide for priming of the Prepetition Notes Liens pursuant to section 364(d) of the Bankruptcy Code, to which the Prepetition Notes Secured Parties have also agreed, subject to the terms of the Intercreditor Agreement, the DIP Documents, and this Final Order.  The Prepetition Notes Secured Parties are entitled to the adequate protection as set forth herein pursuant to sections 361, 362, 363, and 364 of the Bankruptcy Code.  Based on the DIP Motion and on the record presented to this Court at the Interim Hearing, the terms of the proposed adequate protection arrangements, use of the Cash Collateral, and the DIP Notes and DIP ABL Facility contemplated hereby are fair and reasonable, reflect the Debtors’ prudent exercise of business judgment, and constitute reasonably equivalent value and fair consideration for the consent of the Prepetition Notes Secured Parties.  Prepetition Noteholders holding more than two-thirds of the aggregate principal outstanding of the Prepetition Notes (which proportion of the outstanding Prepetition Notes is sufficient, or more than sufficient, to provide any and all required consents under the Prepetition Notes Indenture) have expressly consented to the entry of this Final Order and the relief provided herein and to the execution and delivery of, and performance under, the DIP Documents, and pursuant to the terms of the Prepetition Notes Indenture, the consents of such Prepetition Noteholders are binding on all Prepetition Notes Secured Parties.  None of the remaining Prepetition Notes Secured Parties has filed an objection to the entry of this Final Order or the relief provided herein or to the execution and delivery of, and performance under, the DIP Documents, and in any event, the prepetition Liens and security interests of such parties are adequately protected pursuant to the terms of this Final Order.

J. Adequate Protection for Prepetition ABL Secured Parties.  The Prepetition ABL Secured Parties have agreed to permit the Debtors to use the collateral subject to the Prepetition ABL Liens (including all “Collateral” as defined in the Prepetition ABL Credit Agreement, the “Prepetition ABL Collateral”), including the Cash Collateral, subject to the terms and conditions set forth herein, including the protections afforded a party acting in “good faith” under section 364(e) of the Bankruptcy Code.  In addition, the DIP Documents contemplated hereby provide for priming of the Prepetition ABL Liens pursuant to section 364(d) of the Bankruptcy Code, to which the Prepetition ABL Secured Parties have also agreed, subject to the terms of the Intercreditor Agreement, the DIP Documents, and this Final Order.  The Prepetition ABL Secured Parties are entitled to the adequate protection as set forth herein pursuant to sections 361, 362, 363, and 364 of the Bankruptcy Code.  Based on the DIP Motion and on the record presented to this Court at the Interim Hearing and the Final Hearing, the terms of the proposed adequate protection arrangements, use of the Cash Collateral, and the DIP Notes and the DIP ABL Facility contemplated hereby are fair and reasonable, reflect the Debtors’ prudent exercise of business judgment, and constitute reasonably equivalent value and fair consideration for the consent of the Prepetition ABL Secured Parties.  All of the Prepetition ABL Secured Parties have expressly consented to the entry of this Final Order and the relief provided herein and to the execution and delivery of, and performance under, the DIP Documents, and in any event, the prepetition Liens and security interests of such parties are adequately protected pursuant to the terms of this Final Order.

K. Section 552.  In light of the subordination of their Liens and superpriority administrative claims to the Carve-Out (in the case of the Prepetition Notes Secured Parties) and the DIP Liens on the basis set forth herein, each of the Prepetition Notes Secured Parties and Prepetition ABL Secured Parties is entitled to all of the rights and benefits of section 552(b) of the Bankruptcy Code, and the “equities of the case” exception shall not apply.

L. Business Judgment and Good Faith Pursuant to Section 364(e).

(i) The DIP Notes Secured Parties have indicated a willingness to provide postpetition secured financing via the DIP Notes to the Debtors in accordance with the DIP Notes Documents and this Final Order.  The DIP ABL Secured Parties have indicated a willingness to provide postpetition secured financing via the DIP ABL Facility to the Debtors in accordance with the DIP ABL Documents and this Final Order.

(ii) The terms and conditions of the DIP Notes (including the Roll UP DIP Notes) as set forth in the DIP Notes Documents and this Final Order, the terms and conditions of the DIP ABL Facility (including the Roll Up DIP ABL Loans made thereunder), and the fees, expenses, and other charges paid and to be paid thereunder or in connection therewith, are fair, reasonable, and the best available under the circumstances, and the Debtors’ agreement to the terms and conditions of the DIP Documents and to the payment of such fees reflect the Debtors’ exercise of prudent business judgment.  Such terms and conditions are supported by reasonably equivalent value and fair consideration.

(iii) The DIP Secured Parties, the applicable Prepetition Secured Parties, and the Debtors, with the assistance and counsel of their respective advisors, have acted in good faith and at arms’ length in, as applicable, negotiating, consenting to, and/or agreeing to, the DIP Notes (including the Roll Up DIP Notes), the DIP ABL Facility (including the Roll Up DIP ABL Loans made thereunder), the Debtors’ use of the DIP Collateral, the Prepetition Notes Collateral, and the Prepetition ABL Collateral (in each case including Cash Collateral), the DIP Documents, and the DIP Protections (including the Prepetition Adequate Protection).  The DIP Obligations (including the Roll Up DIP Notes and the Roll Up DIP ABL Facility) and the Debtors’ use of the DIP Collateral, the Prepetition Notes Collateral, and the Prepetition ABL Collateral (in each case including Cash Collateral) shall be deemed to have been extended and/or consented to by the DIP Secured Parties and the Prepetition Secured Parties for valid business purposes and uses and in good faith, as that term is used in section 364(e) of the Bankruptcy Code, and in express and good faith reliance upon the protections offered by section 364(e) of the Bankruptcy Code and this Final Order, and, accordingly, the DIP Liens, the DIP Superpriority Claims, the Prepetition Adequate Protection, and the other DIP Protections shall be entitled to the full protection of section 364(e) of the Bankruptcy Code and this Final Order in the event this Final Order or any other order or any provision hereof or thereof is vacated, reversed, amended, or modified, on appeal or otherwise.

M. Relief Essential; Best Interest.  The Final Hearing and notice thereof do not require a showing of “immediate and irreparable harm” under Bankruptcy Rules 4001(b)(2) or (c)(2) or any Local Rules.  Nevertheless, absent granting the relief set forth in this Final Order, the Debtors’ estates, their businesses and properties, and their ability to successfully sell their assets or otherwise preserve the enterprise value of the Debtors’ estates will be immediately and irreparably harmed. Consummation of the issuance of the DIP Notes, borrowing under the DIP ABL Facility, and the other transactions contemplated by the DIP Documents and authorization of the use of Cash Collateral in accordance with this Final Order and the DIP Documents is therefore in the best interests of the Debtors’ estates.

N. Section 364(f).  None of the DIP Notes Secured Parties are an “underwriter” as defined in section 1145(b) of the Bankruptcy Code in connection with the issuance, delivery, purchase or sale of the DIP Notes as contemplated in the DIP Notes Documents and, accordingly, pursuant to section 364(f) of the Bankruptcy Code, section 5 of the Securities Act of 1933, the Trust Indenture Act of 1939, and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in, a security do not apply to the DIP Notes or transactions contemplated by the DIP Notes Documents.

O. DIP Syndication Procedures.  In accordance with the subscription instructions and forms filed at [Docket No. 213] (the “DIP Syndication Procedures”), each eligible Prepetition Noteholder (other than the Backstop Parties (as defined below) (an “Eligible Prepetition Noteholder”) has been offered the right to purchase New Money DIP Notes in an amount such that the proportion of such Eligible Prepetition Noteholder’s DIP Notes to the total aggregate principal amount of New Money DIP Notes to be issued is equal to the proportion of such Eligible Prepetition Noteholder’s Prepetition Notes to the total outstanding principal amount of Prepetition Notes.  The DIP Syndication Procedures, therefore, complied with the requirements of the Interim Order.13

NOW, THEREFORE, based on the DIP Motion and the record before this Court with respect to the DIP Motion, and with the consent of the Debtors, the Prepetition Secured

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13  “Interim Order” means the Interim Order (I) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (II) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (III) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (IV) Granting Liens and Superpriority Claims, (V) Modifying the Automatic Stay, and (VI) Scheduling a Final Hearing [Docket No. 59].

respect to the DIP Motion, and with the consent of the Debtors, the Prepetition Secured Parties, and the DIP Secured Parties to the form and entry of this Final Order, and good and sufficient cause appearing therefor,

IT IS HEREBY ORDERED that:

1. Motion Granted.  The DIP Motion is hereby granted on a final basis as set forth in this Final Order.  Any objections to the DIP Motion with respect to the entry of this Final Order that have not been withdrawn, waived, or settled, and all reservations of rights included therein, are hereby denied and overruled.

2. DIP Documents and DIP Protections.

(a) Approval of DIP Documents.  The Debtors are expressly and immediately authorized to (i) execute, deliver, and perform under the DIP Documents and this Final Order, (ii) to issue the DIP Notes (including to exchange the Prepetition Notes held by each DIP Noteholder, in an amount equal to 2.0 times such DIP Noteholder’s pro rata share of the Total Aggregate New Money DIP Notes Commitment, for Roll Up DIP Notes) in accordance with, and subject to, the terms of this Final Order and the DIP Notes Documents, (iii) to borrow under the DIP ABL Facility (and to use proceeds of DIP ABL Priority Collateral to repay Prepetition ABL Obligations in accordance with the terms of the Prepetition ABL Credit Agreement and to deem all letters of credit issued under the Prepetition ABL Credit Agreement to letters of credit issued under the DIP LC Facility) and repay all remaining Prepetition ABL Obligations held by each DIP ABL Lender in accordance with, and subject to, the terms of this Final Order and the DIP ABL Documents, (iv) to pay the portion of the backstop fee (the “Notes Backstop Fee”) and the closing fees (the “Notes Closing Fees”) required to be paid under the DIP Notes Documents, whether paid before entry of this Final Order or otherwise, and (v) to pay the “Closing Fee” as provided by the DIP ABL Credit

Agreement, whether paid before entry of this Final Order or otherwise, and (vi) to execute, deliver, and perform under all other instruments, certificates, agreements, and documents that may be required or necessary for the performance by the applicable Debtors under the DIP Documents and the creation and perfection of the DIP Liens described in, and provided for, by this Final Order and the DIP Documents.  The Debtors are hereby authorized to do and perform all acts and pay the principal, interest, fees, expenses, and other amounts described in the DIP Documents as such become due pursuant to the DIP Documents and this Final Order, including all closing fees, administrative fees, commitment fees, and reasonable attorneys’, financial advisors’, and accountants’ fees, and disbursements arising under the DIP Documents and this Final Order, which amounts shall not be subject to further approval of this Court and shall be non-refundable and not subject to challenge in any respect; provided,  however, that the payment of the fees and expenses of the DIP Professionals (as defined below) shall be subject to the provisions of Paragraph 20(b).  Upon their execution and delivery, the DIP Documents shall represent the legal, valid, and binding obligations of the applicable Debtors enforceable against such Debtors in accordance with their terms.  Each officer of a Debtor is hereby authorized to execute and deliver each of the DIP Documents, such execution and delivery to be conclusive evidence of such officer’s respective authority to act in the name of and on behalf of the Debtors.

(b) DIP Obligations.  For purposes of this Final Order, (i) the term “DIP Notes Obligations” shall mean all amounts and other obligations and liabilities owing by the respective Debtors under the DIP Notes Purchase Agreement and other DIP Notes Documents (including all “Obligations” as defined in the DIP Notes Purchase Agreement, the Roll Up DIP Notes, and all other DIP Notes Obligations in respect thereof), and shall include the principal of, interest on, and fees, costs, expenses, and other charges owing in respect of, such amounts (including any reasonable attorneys’, accountants’, financial advisors’, and other fees, costs, and expenses that are chargeable or reimbursable under the DIP Notes Documents and/or this Final Order), and any obligations in respect of indemnity claims, whether contingent or otherwise and (ii) the term “New Money DIP Notes Obligations” means all of the DIP Notes Obligations other than the Roll Up DIP Notes Obligations (as defined below).  Notwithstanding anything to the contrary herein, the relative rights and priorities of the holders of the New Money DIP Notes and the Roll Up DIP Notes, including as to the DIP Notes Collateral, shall be as provided in the DIP Notes Documents and this Final Order.  For purposes of this Final Order, the term “DIP ABL Obligations” shall mean all amounts and other obligations and liabilities owing by the respective Debtors under the DIP ABL Credit Agreement and other DIP ABL Documents (including all “Obligations” as defined in the DIP ABL Credit Agreement, which for avoidance of doubt shall include all prepetition letters of credit deemed issued under the DIP ABL Credit Agreement, and all Prepetition ABL Obligations then outstanding), and shall include the principal of, interest on, and fees, costs, expenses, and other charges owing in respect of, such amounts (including any reasonable attorneys’, accountants’, financial advisors’, and other fees, costs, and expenses that are chargeable or reimbursable under the DIP ABL Documents and/or this Final Order), and any obligations in respect of indemnity claims, whether contingent or otherwise.  Notwithstanding anything to the contrary herein, the relative rights and priorities of the Roll Up DIP ABL Loans and other DIP ABL Obligations, including as to the DIP Collateral, shall be as provided in the DIP ABL Loan Documents and this Final Order.

(c) Authorization to Issue DIP Notes, Borrow DIP ABL Loans, and Use Cash Collateral.  To enable the Debtors to continue to operate their business and preserve and maximize the value of their estates, during the period from the entry of this Final Order through the delivery of the Termination Declaration (as defined below), in each case unless extended by written agreement of the Required DIP Noteholders and the DIP ABL Agent, the Debtors are hereby authorized to use Cash Collateral in accordance with this Final Order, the DIP Notes Issuer is hereby authorized to issue New Money DIP Notes, in a principal amount not to exceed $85,000,000, to the DIP Noteholders, in accordance with the DIP Notes Documents, and the DIP ABL Borrowers are hereby authorized to borrow in accordance with the DIP ABL Documents DIP ABL Loans or request letters of credit under the DIP LC Facility and deem all prepetition letters of credit issued under the Prepetition ABL Credit Agreement to be issued under the DIP LC Facility, in an aggregate principal amount of DIP ABL Loans and letters of credit under the DIP LC Facility not to exceed $110,000,000, in each case in accordance with the DIP ABL Documents; provided that any proposed use of the proceeds of the DIP Notes or the DIP ABL Loans or use of other Cash Collateral shall be consistent with the terms and conditions of this Final Order and the DIP Documents, including the Approved Budget and the Budget Covenants as defined and contained in Paragraph 2(e) below.  The DIP Notes Issuer shall be authorized to issue New Money DIP Notes in the full amount of the Total Aggregate New Money DIP Notes Commitment, and the Debtors shall be authorized to borrow all remaining amounts available under the DIP ABL Facility, in each case, subject to the terms and conditions of this Final Order and the applicable DIP Documents.  The proceeds of all New Money DIP Notes issued after entry of this Final Order shall be deposited in a segregated account under the control of the New Money DIP Collateral Trustee (the “Proceeds Account”), subject to withdrawals in increments of at least $500,000 by the Debtors (A) on delivery, at least two (2) business days prior to the proposed withdrawal date, of (i) a schedule setting forth the disbursements to be funded from the funds to be withdrawn, which disbursements shall be due or become due during the seven (7) calendar days following such withdrawal, and (ii) an officer’s certificate specifying the amount of the withdrawal, and certifying that (A) the funds to be withdrawn shall be used only to pay disbursements permitted pursuant to the Budget (and those portions of the Carve-Out set forth in clause (i) of Paragraph 7(a) of this Final Order), subject to permitted variances, (B) the DIP ABL Facility is fully drawn as of the date of the withdrawal request, (C) no Default or Event of Default (each as defined below) has occurred and is continuing at the time of such withdrawal, (D) the representations and warranties in the DIP Notes Documents shall be true and correct in all material respects (except that representations and warranties already containing a “materiality” qualifier shall be true and correct as written in the DIP Notes Documents, with no additional “materiality” qualifier), except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall have been correct in all material respects as of such earlier date.  The Debtors are authorized to enter into such blocked account agreements (with cash dominion, if the Required DIP Noteholders so elect) with the New Money DIP Collateral Trustee and the financial institution at which the Proceeds Account is maintained as the Required DIP Noteholders may require.  The DIP Notes Issuer’s authority to issue additional DIP Notes, if any, the Borrowers’ authority to borrow under the DIP ABL Facility, and the Debtors’ authority to use further Cash Collateral will be governed by the terms of this Final Order and the DIP Documents. All DIP Notes Obligations shall be unconditionally guaranteed, on a joint and several basis, by the DIP Notes Guarantors, and all DIP ABL Obligations shall be unconditionally guaranteed, on a joint and several basis, by the DIP ABL Guarantors, in each case, as further provided in the DIP Documents.

(d) DIP Notes Backstop Parties and Syndication Procedures. Funds and/or accounts affiliated with, or managed and/or advised by, DDJ Capital Management, LLC, and the other

Prepetition Noteholders (or their affiliates) so identified in the DIP Notes Purchase Agreement (together with their respective successors and permitted assignees, each a “Backstop Party” and collectively, the “Backstop Parties”) will, severally and not jointly, backstop the New Money DIP Notes in the amounts set forth in the DIP Notes Documents. Upon entry of the Interim Order, the Notes Backstop Fee was fully earned as of the effectiveness of the DIP Notes Purchase Agreement, and each applicable Notes Backstop Fee was paid directly out of the proceeds of each funding of the DIP Notes, and all other fees specified in the DIP Documents, including the Notes Closing Fee, were fully earned as of the effectiveness of the DIP Notes Purchase Agreement and payable as and when set forth in the applicable DIP Facility Documents.  Unless the Required DIP Noteholders otherwise agree, the DIP Syndication Procedures shall be effectuated so that the Eligible Prepetition Noteholders that elect to participate in the DIP Notes Facility will hold the same percentage of the funded and unfunded Total Aggregate New Money DIP Notes Commitment as the existing DIP Noteholders but without requiring any DIP Noteholder to directly transfer any portion of its DIP Notes or unfunded commitments to any Eligible Prepetition Noteholder.

(e) Roll Up DIP Notes.  The Prepetition Notes held by each DIP Noteholder  shall immediately, automatically, and irrevocably be deemed to have been exchanged for Roll Up DIP Notes in an amount equal to two times (2.0x) the principal amount of such DIP Noteholder’s pro rata share of the Total Aggregate New Money DIP Notes Commitment, and, except as otherwise provided in this Final Order and the DIP Notes Documents, all Roll Up DIP Notes (and all interest and other amounts owing in respect thereof) shall be entitled to all the priorities, privileges, rights, and other benefits afforded to the other DIP Notes Obligations under this Final Order and the DIP Notes Documents; provided that the Initial Applicable Premium (as defined in the Roll Up DIP

Notes Supplemental Indenture) shall rank pari passu with the Prepetition Notes Obligations (including the Applicable Premium thereon).  Notwithstanding anything to the contrary herein, the Roll Up DIP Notes shall still be treated as “Notes” under the Prepetition Notes Indenture, as amended by the Roll Up DIP Facility Documents, for voting purposes under the Prepetition Note Documents.  As used herein, the term “Roll Up DIP Notes Obligations” shall mean the Roll Up DIP Notes, all interest accruing thereon and all other DIP Notes Obligations or other amounts owing by the respective Debtors in respect thereof; provided that the Initial Applicable Premium (as defined in the Roll Up DIP Notes Supplemental Indenture) shall rank pari passu with the Prepetition Notes Obligations (including the Applicable Premium thereon).

(f) Roll Up DIP ABL Loans.  All outstanding Prepetition ABL Obligations shall immediately, automatically, and irrevocably be deemed to have been repaid and, thereby, converted into Roll Up DIP ABL Loans and related DIP ABL Obligations and, except as otherwise provided in this Final Order and the DIP ABL Loan Documents, shall be entitled to all the priorities, privileges, rights, and other benefits afforded to the other DIP ABL Obligations under this Final Order and the DIP Documents.  After repayment of all Prepetition ABL Obligations, all proceeds of DIP ABL Priority Collateral shall be applied to the DIP ABL Obligations in accordance with the DIP ABL Credit Agreement until paid in full thereunder.

(g) Budget.  Attached as Exhibit A to the Interim Order was a rolling 13-week cash flow budget (the “Initial Approved Budget”) that reflects on a line-item basis the Debtors’ (i) weekly projected cash receipts (including from non-ordinary course assets sales), (ii) weekly projected disbursements (including ordinary course operating expenses, bankruptcy-related expenses under the Cases, including the fees and expenses of certain parties and their advisors, and capital expenditures), (iii) the sum of weekly unused purchase commitments under the DIP

Notes Purchase Agreement plus unused commitments under the DIP ABL Facility plus unrestricted cash on hand (collectively, “Aggregate Liquidity”), and (iv) the weekly outstanding principal amount of the DIP Notes (including the principal amount of the Roll Up DIP Notes) and of the DIP ABL Loans (including the principal amount of Roll Up DIP ABL Loans) and letters of credit issued under the DIP LC Facility.

(h) Budget Updates and Approvals.  On the fifth business day of each month, the Debtors shall prepare and deliver simultaneously to the DIP Secured Parties and the Committee an updated “rolling” 13‑week budget, which, once approved in writing by the Required DIP Noteholders and the DIP ABL Agent, each in their respective sole discretion, shall supplement and replace the Approved Budget or Supplemental Approved Budget (each as defined below), as applicable, then in effect (each such updated budget that has been approved in writing by each of the Required DIP Noteholders and the DIP ABL Agent, a “Supplemental Approved Budget”) without further notice, motion, or application to, order of, or hearing before, this Court, except that the Debtors shall file all Supplemental Approved Budgets with the Court, and serve the same on the U.S. Trustee and the Committee, no later than five (5) calendar days after such Supplemental Approved Budget becomes effective; provided, however,  that the Required DIP Noteholders and the DIP ABL Agent shall have one week to approve each updated “rolling budget,” and any such party that fails to timely provide the Debtors written notice of any objection to such updated “rolling budget” shall be deemed to have approved such updated “rolling budget”; provided,  further,  however, that unless and until the Required DIP Noteholders and the DIP ABL Agent have approved (or have been deemed to have approved as provided above) such updated budget, the Debtors shall still be subject to and be governed by the terms of the Initial Approved Budget or Supplemental Approved Budget, as applicable, then in effect in accordance with this Final Order, and the DIP Noteholders shall have no obligation to purchase any additional DIP Notes and the DIP ABL Lenders shall have no obligation to make further DIP ABL Loans subject to such updated “rolling budget” or permit the use of Cash Collateral (including Cash Collateral in the Proceeds Account) with respect thereto, as applicable; provided,  further,  however, that after the occurrence of and during the continuation of an Event of Default, the Debtors shall deliver an updated proposed budget for approval in accordance with the foregoing on a weekly basis each Thursday, unless otherwise agreed by the Required DIP Noteholders and the DIP ABL Agent.   The Initial Approved Budget, as modified by all Supplemental Approved Budgets, shall constitute the “Approved Budget.”

(i) Variance Reports.  Each Thursday, the Debtors shall prepare and deliver simultaneously to the DIP Secured Parties and the Committee a variance report/reconciliation report certified by the Chief Financial Officer or Chief Restructuring Officer of the Debtors, in form acceptable to the Required DIP Noteholders and the DIP ABL Agent, setting forth on a line-item basis (A) the actual cash receipts, expenditures, disbursements, and outstanding DIP Notes and DIP ABL Loans balance of the Debtors for the immediately preceding four week period and the Aggregate Liquidity and outstanding letter of credit exposure as of the end of such four-week period, (B) the variance in dollar amounts of the actual cash receipts, expenditures, disbursements, and outstanding revolving loan balance for each four-week period, and the actual Aggregate Liquidity and outstanding letter of credit exposure as of the end of such four-week period, from those budgeted amounts for, or as applicable, as of the end of, the corresponding period reflected in the Approved Budget, and (C) all post-petition expenses of the Debtors that are accrued and unpaid as of the end of the immediately preceding four week period.

(j) Budget Covenants.  The Debtors shall only issue DIP Notes, borrow DIP ABL Loans, and expend Cash Collateral and other DIP Collateral proceeds to make payments required or permitted under this Final Order and the Approved Budget (and in the case of the costs and expenses of (i) the DIP Noteholders, the DIP Collateral Trustees, the DIP Notes Agents, and the DIP ABL Agent, in accordance with the DIP Documents and this Final Order without being limited by the Approved Budget, and (ii) the Debtors’ Professionals and the Committee’s Professionals, in accordance with the DIP Documents and any applicable order of this Court), subject to the following permitted variances, which shall be tested each Thursday (each, a “Testing Date”) (in each case, testing the trailing four week period ending on the Friday before the applicable Testing Date (each, a “Testing Period”)): (i) the “Total Operating Disbursements” (calculated in the same manner as such “Total Operating Disbursements” in the Approved Budget were calculated) shall not exceed 112% of the “Total Operating Disbursements” for the applicable Testing Period as set forth in the Approved Budget; and (ii) the “Total Operating Receipts” (calculated in the same manner as such “Total Operating Receipts” in the Approved Budget were calculated) shall not be less than 85% of the “Total Operating Receipts” the applicable Testing Period as set forth in the Approved Budget.  Notwithstanding anything in this Final Order, the Approved Budget, or any DIP Documents to the contrary, the DIP Debtors are prohibited from transferring any proceeds of the DIP Notes and the DIP ABL Loans to (X) any non-Debtor (other than to certain foreign subsidiaries pursuant to the Discretionary Foreign Subsidiary DIP Notes Facility and/or otherwise in accordance with the terms of the DIP ABL Loan Documents as related to Real Alloy Canada, Ltd.) or to the extent permitted by the Order (Second Interim) (I) Authorizing, But Not Directing, the Debtors to (A) Continue Using Their Cash Management Systems, (B) Maintaining Existing Bank Accounts and Business Forms, and (C) Continue

Conducting Intercompany Transactions in the Ordinary Course; (II) Granting Administrative Priority Status to Intercompany Claims; and (III) Granting Related Relief [Docket No. 169] (as may be further amended or superseded, the “Cash Management Order”) or (Y) except as expressly set forth in the Approved Budget for purposes of funding the DIP Debtors’ share of certain shared services, Real Industry, Inc., without the advance written consent of the Required DIP Noteholders and the DIP ABL Agent.  The foregoing covenants are collectively referred to herein as the “Budget Covenants.”  Notwithstanding anything to the contrary in this Final Order, the professional fees, costs, and expenses of the Debtors’ Professionals and the Committee’s Professionals (in each case, unless a Termination Event has occurred) and the professionals of each of the DIP Notes Agents, DIP Collateral Trustees, the DIP Noteholders, the DIP ABL Agent, and the Prepetition ABL Agent, respectively, shall be due, payable, and paid in accordance with any applicable order of this Court, notwithstanding any budgeted amounts for such fees, costs, and expenses set forth in the Approved Budget.

(k) Interest, Fees, Costs, Indemnities and Expenses.  The DIP Obligations shall bear interest at the rates, and be due and payable (and paid), as set forth in, and in accordance with the terms and conditions of, this Final Order and the DIP Documents, in each case without further notice, motion, or application to, order of, or hearing before, this Court.  The Debtors shall pay on demand all fees, costs, indemnities, expenses (including reasonable out-of-pocket legal and other professional fees and expenses of the Required DIP Noteholders, the other DIP Noteholders (with the consent of the Required DIP Noteholders), the DIP Notes Agents, the DIP Collateral Trustees, the DIP ABL Agent and the Prepetition ABL Agent) and other charges payable under the terms of the DIP Documents, subject, in the case of the DIP Professionals’ fees, to Paragraph 20(b) of this Final Order.  All such fees, costs, indemnities, expenses, and disbursements, whether incurred, paid, or required to be paid prepetition or postpetition and whether or not budgeted in the Approved Budget, are hereby affirmed, ratified, authorized, and payable (and any funds held by the DIP Noteholders, the DIP ABL Agent, and/or their respective professionals as of the Petition Date for payment of such fees, costs, indemnities, expenses, and disbursements may be applied for payment) as contemplated in this Final Order and the DIP Documents, and, subject to the provisions of Paragraph 20(b) with respect to the fees and expenses of the DIP Professionals, shall be non-refundable and not subject to challenge in any respect.

(l) Use of Proceeds of DIP Notes and DIP ABL Loans and of DIP Collateral.  The Debtors shall apply the proceeds of all DIP Notes, DIP ABL Loans, and DIP Collateral solely in accordance with this Final Order and the DIP Documents.  Without limiting the foregoing, the Debtors shall not be permitted to make any payments or transfers (i) of the DIP Collateral, the proceeds thereof, the proceeds of DIP Notes or the DIP ABL Loans, or otherwise, on account of any prepetition debt or obligation, except (A) as expressly set forth in this Final Order; (B) as provided in the “First Day Orders” (as defined in the DIP Notes Purchase Agreement), which First Day Orders shall be in form and substance reasonably acceptable to the Required DIP Noteholders and the DIP ABL Agent; or (C) as expressly provided in other orders, each in form and substance reasonably acceptable to the Required DIP Noteholders and the DIP ABL Agent; (ii) except pursuant to the DIP Note Documents or otherwise with the express written consent of the Required DIP Noteholders, from the DIP Notes Priority Collateral, the proceeds thereof, or the proceeds of the DIP Notes, (A) on account of any Prepetition ABL Obligations or DIP ABL Obligations, including payment of fees and expenses of any Prepetition ABL Secured Party or DIP ABL Secured Party or their respective professionals (provided that the restriction in this clause (A) shall only apply from and after the termination of the commitments under the DIP

Notes Documents and the acceleration of the DIP Notes Obligations), provided,  however, that the proceeds of the New Money DIP Notes issued pursuant to the Interim Commitments (as defined in the DIP Notes Purchase Agreement), to the extent not required to be deposited in the Proceeds Account, shall not be subject to the restriction in this clause (A), or (B) to any entity affiliated with the Debtors other than another Debtor, except as expressly permitted under this Final Order; and (iii) except pursuant to the DIP ABL Loan Documents or otherwise with the express written consent of the DIP ABL Agent, from the DIP ABL Priority Collateral, the proceeds thereof, or the proceeds of the DIP ABL Loans, (A) on account of any Prepetition Notes Obligations or DIP Notes Obligations, including payment of fees and expenses of any Prepetition Notes Secured Party or DIP Notes Secured Party or their respective professionals (provided that the restriction in this clause (A) shall apply from and after the termination of the commitments under the DIP ABL Loan Documents and the acceleration of the DIP ABL Obligations), or (B) to any entity affiliated with the Debtors other than another Debtor, except as expressly permitted under this Final Order.

(m) Conditions Precedent.  The DIP Secured Parties each have no obligation to purchase any DIP Notes or fund any DIP ABL Loans (as applicable) or permit use of any DIP Collateral, Prepetition Notes Collateral, Prepetition ABL Collateral, or any proceeds thereof, including Cash Collateral, as applicable, unless and until all conditions precedent to the extension of credit and/or use of DIP Collateral, Prepetition Notes Collateral, Prepetition ABL Collateral, or proceeds thereof under the DIP Documents and this Final Order have been satisfied in full or waived by the applicable DIP Secured Parties in accordance with the DIP Documents, as applicable, and this Final Order.

(n) DIP Notes Liens.  Pursuant to sections 364(c)(2), 364(c)(3), and 364(d)(1) of the Bankruptcy Code, as security for the DIP Notes Obligations, effective as of the Petition Date, and subject to the relative priorities as between the Roll Up DIP Notes and the New Money DIP Notes as more fully set forth in this Final Order and the DIP Notes Documents, security interests and Liens, which shall immediately and without any further action by any Person be valid, binding, permanent, perfected, continuing, enforceable, and non-avoidable upon the entry of this Final Order, are hereby granted by the DIP Debtors to each of the DIP Collateral Trustees, for itself and the applicable other DIP Notes Secured Parties (all such security interests and Liens granted to each DIP Collateral Trustee for the benefit of the applicable DIP Notes Secured Parties pursuant to this Final Order and the DIP Notes Documents, the “DIP Notes Liens”), on all property of the DIP Debtors, now existing or hereinafter acquired, including all cash and cash equivalents (whether maintained with the DIP Collateral Trustees or otherwise), and any investment in such cash or cash equivalents, money, inventory, goods, accounts receivable, other rights to payment, intercompany loans and other investments, securities and other investment property, contracts, contract rights, properties, plants, equipment, machinery, general intangibles, payment intangibles, accounts, deposit accounts, documents, instruments, chattel paper, documents of title, letters of credit, letter of credit rights, supporting obligations, leases and other interests in leaseholds, real property, fixtures, patents, copyrights, trademarks, trade names, other intellectual property, intellectual property licenses, permits, franchise rights, capital stock and other equity interests of subsidiaries and in other entities, tax and other refunds, insurance proceeds, commercial tort claims, proceeds of Avoidance Actions and other causes of action, and proceeds relating thereto, rights under section 549 of the Bankruptcy Code (whether received by judgment, settlement or otherwise), all other “Collateral” (as defined in the DIP Notes Purchase Agreement), and all other

“property of the estate” (as defined in section 541 of the Bankruptcy Code) of any kind or nature, real or personal, tangible, intangible, or mixed, now existing or hereafter acquired or created, and all rents, products, substitutions, accessions, profits, replacements, and cash and non-cash proceeds of all of the foregoing, in each case wherever located; provided that the DIP Notes Liens on the equity interests of the Debtors and their direct or indirect subsidiaries shall consist of (i) 100% of the equity interests of the DIP Notes Issuer and each direct and indirect domestic Debtor subsidiary thereof, (ii) 100% of the non‑voting equity interests of each direct or indirect foreign subsidiary of any Debtor; and (iii) 66.6% of the voting equity interests of each foreign subsidiary directly owned by any Debtor (all of the foregoing collateral collectively referred to as the “DIP Collateral”); provided,  further,  however, that the DIP Collateral shall not include the proceeds of Avoidance Actions against the DIP Secured Parties or the Prepetition Secured Parties.  All DIP Collateral not consisting of assets included in the definitions of “Notes Priority Collateral” and “North America ABL Priority Collateral” in the Intercreditor Agreement, or not susceptible to a Lien prior to the commencement of these cases (including proceeds of Avoidance Actions) shall be referred as the “New DIP Collateral.”

(o) DIP ABL Liens. Pursuant to sections 364(c)(2), 364(c)(3), and 364(d)(1) of the Bankruptcy Code, as security for the DIP ABL Obligations, effective as of the Petition Date, security interests and Liens, which shall immediately and without any further action by any Person be valid, binding, permanent, perfected, continuing, enforceable, and non-avoidable upon the entry of this Final Order, are hereby granted by the DIP Debtors to the DIP ABL Agent, for itself and the other DIP ABL Secured Parties (all such security interests and Liens granted to the DIP ABL Agent for the benefit of all the DIP ABL Secured Parties pursuant to this Final Order and the DIP ABL Documents, the “DIP ABL Liens,” and collectively with the DIP Notes Liens, the “DIP

Liens”), on all DIP Collateral, including all cash and cash equivalents (whether maintained with the DIP ABL Agent or otherwise); provided that the DIP ABL Liens on the equity interests of the Debtors and their direct or indirect subsidiaries shall consist of (i) 100% of the non-voting equity interests of each direct or indirect foreign subsidiary of any Debtor; and (iii) 66.6% of the voting equity interests of each foreign subsidiary directly owned by any Debtor; and provided,  further, that the DIP ABL Liens shall not encumber, and the DIP ABL Secured Parties shall have no interest in, the Proceeds Account (or the funds or other property contained therein).

(p) Priority of DIP Liens, Prepetition Adequate Protection Liens, and Liens of Prepetition Secured Parties.  Subject to the Carve-Out on the basis set forth herein, the DIP Liens, the Prepetition Adequate Protection Liens, and the other Liens of the Prepetition Secured

Parties shall have the following priorities:14

(A)as to New DIP Collateral, including proceeds of the Debtors’ claims and causes of action under sections 502(d), 544, 545, 547, 548, 550 and 553 of the Bankruptcy Code and any other avoidance or similar action under the Bankruptcy Code or similar state or municipal law (collectively, the “Avoidance Actions,” which for avoidance of doubt, excludes Debtors’ claims and causes of action under section 549 of the Bankruptcy Code or similar state or municipal law), other than Avoidance Actions against the DIP Secured Parties and the Prepetition Secured Parties, whether received by judgment, settlement, or otherwise—first,  any Prepetition Prior Liens; second,  on a pari passu basis the DIP Notes Liens and the DIP ABL Liens (with the relative priorities of the DIP Notes Liens being first, the DIP Notes Liens securing the New Money DIP Notes Obligations and second, DIP Notes Liens securing the Roll Up DIP Notes Obligations); third, the Prepetition Notes Adequate Protection Liens (as defined below); and fourth, the Prepetition ABL Adequate Protection Liens (as defined below);

(B)as to the DIP ABL Priority Collateral—first, any Prepetition Prior Liens; second, the DIP ABL Liens; third, any liens in favor of the Prepetition ABL Secured Parties, including the Prepetition ABL Adequate Protection Liens; fourth,

_____

14  To the extent of any inconsistency between the terms of this Final Order and/or any other DIP Notes Document, on the one hand, and the Collateral Trust Agreement (as defined in the Prepetition Notes Indenture) or any other Prepetition Notes Document, on the other hand, this Final Order and/or other DIP Notes Documents shall govern and the Collateral Trust Agreement and/or other Prepetition Notes Documents shall be deemed amended as may be necessary and/or appropriate to implement the terms of this Final Order and the DIP Notes Documents.

the DIP Notes Liens securing the New Money DIP Notes Obligations; fifth, the DIP Notes Liens securing the Roll Up DIP Notes Obligations; and sixth, any liens in favor of the Prepetition Notes Secured Parties, including the Prepetition Notes Adequate Protection Liens; and

(C)as to all other DIP Collateral (including all DIP Notes Priority Collateral)—first, any Prepetition Prior Liens; second, the DIP Notes Liens securing the New Money DIP Notes Obligations; third, the DIP Notes Liens securing the Roll Up DIP Notes Obligations; fourth, any liens in favor of the Prepetition Notes Secured Parties, including the Prepetition Notes Adequate Protection Liens; fifth, the DIP ABL Liens; and sixth, any liens in favor of the Prepetition ABL Secured Parties, including the Prepetition ABL Adequate Protection Liens.

(q) DIP Liens Priority.  Notwithstanding anything to the contrary contained in this Final Order or the DIP Documents, for the avoidance of doubt, the DIP Liens shall in each and every case, except as set forth above in Paragraph 2(p), be first priority senior Liens that are senior to all prepetition and postpetition Liens or other interests of any kind of any other person or entity, whether created voluntarily or involuntarily (including by order of a court).

(r) Enforceable Obligations.  The DIP Documents shall constitute and evidence the valid and binding DIP Obligations of the DIP Debtors, which DIP Obligations shall be enforceable against the DIP Debtors, their estates, and any successors thereto (including any trustee or other estate representative in any Successor Case (as defined below)), and their creditors and other parties-in-interest, in accordance with their terms.  Subject to the provisions of Paragraph 2(e) and Paragraph 6 hereof with respect to the Roll Up DIP Notes and Paragraph 2(f) and Paragraph 6 hereof with respect to the Roll Up DIP ABL Loans, no obligation, payment, transfer, or grant of security under the DIP Documents or this Final Order shall be stayed, restrained, voidable, avoidable, disallowable, or recoverable under the Bankruptcy Code or under any applicable law (including under sections 502(d), 544, 547, 548, or 549 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, or similar statute or common law), or subject to any avoidance, reduction, setoff, surcharge, recoupment, offset, recharacterization, subordination (whether equitable, contractual, or otherwise), counterclaim, cross-claim, defense, or any other challenge under the Bankruptcy Code or any applicable law or regulation by any person or entity.

(s) Superpriority Administrative Claim Status.  In addition to the DIP Liens granted herein, all of the DIP Obligations shall constitute allowed superpriority administrative claims pursuant to section 364(c)(1) of the Bankruptcy Code, which shall have priority, subject to the payment of the Carve-Out in accordance with this Final Order, over all administrative expense claims in these chapter 11 cases of the kind specified in sections 503(b) and/or 507(b) of the Bankruptcy Code to the maximum extent of any applicable law, including claims for adequate protection and other diminution claims (including the Prepetition Adequate Protection Superpriority Claims (as defined below)), whether or not such expenses or claims may become secured by a judgment Lien or other non-consensual Lien, levy, or attachment (the “DIP Superpriority Claims”).  The DIP Superpriority Claims shall, for purposes of section 1129(a)(9)(A) of the Bankruptcy Code, be considered administrative expenses allowed under section 503(b) of the Bankruptcy Code, shall be against each DIP Debtor on a joint and several basis, and shall be payable from and have recourse to all prepetition and postpetition property of the DIP Debtors and all proceeds thereof, including all equity interests held by any DIP Debtor in any subsidiary (including foreign subsidiaries) and proceeds of Avoidance Actions (other than against the DIP Secured Parties and the Prepetition Secured Parties).  The DIP Superpriority Claims granted hereunder on account of the Roll Up DIP Notes Obligations shall be immediately junior in priority and subject to the DIP Superpriority Claims on account of the New Money DIP Notes Obligations.  The DIP Superpriority Claims granted hereunder on account of the DIP ABL Obligations shall be pari passu with the DIP Superpriority Claims on account of the DIP Notes Obligations.

(t)  Priority of DIP Liens and DIP Superpriority Claims.  The DIP Liens and the DIP Superpriority Claims: (i) shall not be subject to sections 506(c), 510, 549, 550, or 551 of the Bankruptcy Code or the “equities of the case” exception of section 552 of the Bankruptcy Code, (ii) shall not be subordinate to, or pari passu with, (A) any Lien that is avoided and preserved for the benefit of the Debtors and their estates under section 551 of the Bankruptcy Code or otherwise or (B) any Liens or claims of any Debtor or any direct or indirect subsidiary thereof against any Debtor or any of such Debtor’s property, (iii) shall be valid and enforceable against any trustee or any other estate representative elected or appointed in the Cases, upon the conversion of any of the Cases to a case under chapter 7 of the Bankruptcy Code or in any other proceedings related to any of the foregoing (each, a “Successor Case”), and/or upon the dismissal of any of the Cases, and (iv) notwithstanding anything to the contrary in any First Day Orders, shall be senior to any administrative claims arising under any such First Day Orders, except as set forth with respect to any order entered by the Court under section 366 of the Bankruptcy Code, addressed below in Paragraph 20(n).

3. Adequate Protection for Prepetition Notes Secured Parties.  In consideration for the use of the Prepetition Notes Collateral (including Cash Collateral) and the priming of the Prepetition Notes Liens, the Debtors shall provide the following adequate protection (collectively referred to as the “Prepetition Notes Adequate Protection”):

(a) Prepetition Notes Adequate Protection Liens.  To the extent there is a diminution in value of the interests of the Prepetition Notes Secured Parties in the Prepetition Notes Collateral (including Cash Collateral) from and after the Petition Date in the Prepetition Collateral which is a result of, or arises from, or is attributable to, the imposition of the automatic stay, or the use sale, or lease of such Prepetition Collateral, or the grant of a lien under section 364 of the Bankruptcy Code (“Diminution in Prepetition Notes Collateral Value”), the Prepetition Notes Trustee, for the benefit of all the Prepetition Notes Secured Parties, is hereby granted, subject to the terms and conditions set forth below, pursuant to sections 361, 363(e), and 364 of the Bankruptcy Code, replacement Liens upon all of the DIP Collateral, including proceeds of Avoidance Actions (other than against the DIP Secured Parties and the Prepetition Secured Parties) (such adequate protection replacement Liens, the “Prepetition Notes Adequate Protection Liens”).

(b) Prepetition Notes Adequate Protection Superpriority Claims.  To the extent of Diminution in Prepetition Notes Collateral Value, the Prepetition Notes Secured Parties are hereby further granted allowed superpriority administrative claims (such adequate protection superpriority claims, the “Prepetition Notes Adequate Protection Superpriority Claims”), pursuant to and with the priority set forth in section 507(b) of the Bankruptcy Code, which shall be (i) junior to the DIP Superpriority Claims and the Carve-Out and (ii) pari passu with the Prepetition ABL Adequate Protection Superpriority Claims (as defined below); in each case to the extent provided herein and in the DIP Documents, and payable from and having recourse to all prepetition and postpetition property of the Debtors and all proceeds thereof (including all equity interests held by any Debtor in any subsidiary (including foreign subsidiaries) and proceeds of Avoidance Actions, other than against the DIP Secured Parties and the Prepetition Secured Parties), except for funds maintained in the Utility Deposit (as defined below) until such time as the Utility Deposit is no longer required to be maintained; provided,  however, that the Prepetition Notes Secured Parties shall not receive or retain any payments, property, or other amounts in respect of the Prepetition Notes Adequate Protection Superpriority Claims unless and until all DIP Obligations have been indefeasibly paid in full in cash.  Subject to the relative priorities set forth above, the Prepetition Notes Adequate Protection Superpriority Claims against each DIP Debtor shall be allowed and enforceable against each DIP Debtor and its estate on a joint and several basis.

(c) Priority of Prepetition Notes Adequate Protection Liens and Prepetition Notes Adequate Protection Superpriority Claims.  The Prepetition Notes Adequate Protection Liens and the Prepetition Notes Adequate Protection Superpriority Claims (i) shall not be subject to sections 506(c), 510, 549, 550, or 551 of the Bankruptcy Code or the “equities of the case” exception of section 552 of the Bankruptcy Code, (ii) shall not be subordinate to, or pari passu with, (A) any Lien that is avoided and preserved for the benefit of the Debtors and their estates under section 551 of the Bankruptcy Code or otherwise or (B) any Liens or claims of any Debtor or any direct or indirect subsidiary thereof against any Debtor or any of such Debtor’s property, (iii) shall be valid, binding, perfected and enforceable against any trustee or any other estate representative elected or appointed in the Cases or any Successor Cases, and/or upon the dismissal of any of the Cases, and (iv) notwithstanding anything to the contrary in any First Day Order, shall be senior to any administrative claims arising under any such First Day Orders, except as set forth with respect to any order entered by the Court under section 366 of the Bankruptcy Code, addressed below in Paragraph 20(n).

(d) Interest and Prepetition Notes Trustee’s Professional Fees.  Without limiting any rights of the Prepetition Notes Secured Parties under section 506(b) of the Bankruptcy Code, which rights are hereby preserved, and in consideration, and as a requirement, for obtaining the consent of the Prepetition Notes Secured Parties to the entry of this Final Order and the Debtors’ consensual use of Cash Collateral as provided herein, the Debtors shall pay or reimburse in cash the Prepetition Notes Trustee for any and all fees, costs, expenses, and charges (including the reasonable fees, costs, and expenses of counsel and financial advisors for the Prepetition Notes Trustee) to the extent, and at the times, payable under the Prepetition Notes Documents, including any unpaid fees, costs, and expenses accrued prior to the Petition Date,  whether or not budgeted in the Approved Budget, and without further notice (except as provided in Paragraph 20(b) below with respect to postpetition professional fees, costs, and expenses), motion, or application to, order of, or hearing before, this Court.  Post-petition interest on account of the Prepetition Notes Obligations shall accrue (but not be paid) at the non-default rate to the extent permitted pursuant to Section 506(b) of the Bankruptcy Code; provided that for avoidance of doubt, all accrued postpetition interest on account of any Prepetition Notes Obligations that are converted to Roll Up DIP Notes Obligations shall accrue from the Petition Date at the same rate applicable to the other DIP Notes Obligations and shall be payable upon the occurrence of a Termination Event.

(e) Consent to Priming and Adequate Protection.  Pursuant to this Final Order, the Prepetition Notes Trustee, on behalf of the Prepetition Notes Secured Parties, shall be deemed to and hereby consents to the Prepetition Notes Adequate Protection, the priming provided for herein, and any amendments to the Prepetition Notes Documents necessary or advisable to effectuate the terms of this Final Order and the DIP Documents.  Such consent shall not restrict the Prepetition Notes Trustee or the other Prepetition Notes Secured Parties from, with the express written consent of the Required DIP Noteholders, seeking additional protections.  The Prepetition Notes Trustee is hereby authorized and directed to enter into such amendments, agreements, and any such other necessary documents as may be reasonably requested by the Debtors and other parties hereto so as to effectuate the transactions authorized herein.

(f) All Prepetition Notes Adequate Protection Liens granted by any subsection of this Paragraph 3 are subject to being set aside, all Prepetition Notes Adequate Protection Superpriority

Claims granted by any subsection of this Paragraph 3 are subject to being disallowed, and all adequate protection payments authorized by any subsection of this Paragraph 3 are subject to disgorgement, if and to the extent that the underlying prepetition lien or claim is successfully challenged pursuant to Paragraph 6 of this Final Order and such relief is later entered by the Court in respect of any such Challenge.

4. Adequate Protection for Prepetition ABL Secured Parties.  In consideration for the use of the Prepetition ABL Collateral (including Cash Collateral) and the priming of the Prepetition ABL Liens, the Debtors shall provide the following adequate protection (collectively referred to as the “Prepetition ABL Adequate Protection,” and together with the Prepetition Notes Adequate Protection, the “Prepetition Adequate Protection”):

(a) Prepetition ABL Adequate Protection Liens.  To the extent there is a diminution in value of the interests of the Prepetition ABL Secured Parties in the Prepetition ABL Collateral (including Cash Collateral) from and after the Petition Date in the Prepetition Collateral which is a result of, or arises from, or is attributable to, the imposition of the automatic stay, or the use, sale, or lease of such Prepetition Collateral, or the grant of a lien under section 364 of the Bankruptcy Code (“Diminution in Prepetition ABL Collateral Value”), the Prepetition ABL Agent, for the benefit of all the Prepetition ABL Secured Parties, is hereby granted, subject to the terms and conditions set forth below, pursuant to sections 361, 363(e), and 364 of the Bankruptcy Code, replacement Liens upon all of the DIP Collateral, including proceeds of Avoidance Actions (other than against the DIP Secured Parties and the Prepetition Secured Parties) (such adequate protection replacement Liens, the “Prepetition ABL Adequate Protection Liens,” and together with the Prepetition Notes Adequate Protection Liens, the “Prepetition Adequate Protection Liens”).

(b) Prepetition ABL Adequate Protection Superpriority Claims.  To the extent of Diminution in Prepetition ABL Collateral Value, the Prepetition ABL Secured Parties are hereby further granted allowed superpriority administrative claims (such adequate protection superpriority claims, the “Prepetition ABL Adequate Protection Superpriority Claims,” and together with the Prepetition Notes Adequate Protection Superpriority Claims, the “Prepetition Adequate Protection Superpriority Claims”), pursuant to and with the priority set forth in section 507(b) of the Bankruptcy Code, which shall be (i) junior to the DIP Superpriority Claims and (ii) pari passu as to any Prepetition Notes Adequate Protection Superpriority Claims; in each case to the extent provided herein and in the DIP Documents, and payable from and having recourse to all prepetition and postpetition property of the Debtors and all proceeds thereof (including all equity interests held by any Debtor in any subsidiary (including foreign subsidiaries) and proceeds of Avoidance Actions, other than against the DIP Secured Parties and the Prepetition Secured Parties); provided,  however, that the Prepetition ABL Secured Parties shall not receive or retain any payments, property, or other amounts in respect of the Prepetition ABL Adequate Protection Superpriority Claims unless and until all DIP Obligations have been indefeasibly paid in full in cash.  Subject to the relative priorities set forth above, the Prepetition ABL Adequate Protection Superpriority Claims against each DIP Debtor shall be allowed and enforceable against each DIP Debtor and its estate on a joint and several basis.

(c) Priority of Prepetition ABL Adequate Protection Liens and Prepetition ABL Adequate Protection Superpriority Claims.  The Prepetition ABL Adequate Protection Liens and the Prepetition ABL Adequate Protection Superpriority Claims (i) shall not be subject to sections 506(c), 510, 549, 550, or 551 of the Bankruptcy Code or the “equities of the case” exception of section 552 of the Bankruptcy Code, (ii) shall not be subordinate to, or pari passu with, (A) any Lien that is avoided and preserved for the benefit of the Debtors and their estates under section 551 of the Bankruptcy Code or otherwise or (B) any Liens or claims of any Debtor or any direct or indirect subsidiary thereof against any Debtor or any of such Debtor’s property, (iii) shall be valid, binding, perfected and enforceable against any trustee or any other estate representative elected or appointed in the Cases or any Successor Cases, and/or upon the dismissal of any of the Cases, and (iv) notwithstanding anything to the contrary in any First Day Order, shall be senior to any administrative claims arising under any such First Day Orders, except as set forth with respect to any order entered by the Court under section 366 of the Bankruptcy Code, addressed below in Paragraph 20(n).

(d) Interest and Prepetition ABL Agent’s Professional Fees.  Without limiting any rights of the Prepetition ABL Secured Parties under section 506(b) of the Bankruptcy Code, which rights are hereby preserved, and in consideration, and as a requirement, for obtaining the consent of the Prepetition ABL Secured Parties to the entry of this Final Order and the Debtors’ consensual use of Cash Collateral as provided herein, the Debtors shall pay interest on the Prepetition ABL Obligations at the non-default rate under the Prepetition ABL Agreement on a current basis and shall pay or reimburse in cash the Prepetition ABL Agent for any and all fees, costs, expenses, and charges (including the reasonable fees, costs, and expenses of counsel and financial advisors for the Prepetition ABL Agent) to the extent, and at the times, payable under the Prepetition ABL Agreement, including any unpaid fees, costs, and expenses accrued prior to the Petition Date,  whether or not budgeted in the Approved Budget, and without further notice (except as provided in Paragraph 20(b) below with respect to postpetition professional fees, costs, and expenses), motion, or application to, order of, or hearing before, this Court.

(e) All Prepetition ABL Adequate Protection Liens granted by any subsection of this Paragraph 4 are subject to being set aside, all Prepetition ABL Adequate Protection Superpriority Claims granted by any subsection of this Paragraph 4 are subject to being disallowed, and all adequate protection payments authorized by any subsection of this Paragraph 4 are subject to disgorgement, if and to the extent that the underlying prepetition lien or claim is successfully challenged pursuant to Paragraph 6 of this Final Order and such relief is later ordered by the Court in respect of such Challenge.

5. Automatic Postpetition Lien Perfection.  This Final Order shall be sufficient and conclusive evidence of the validity, enforceability, perfection, and priority of the DIP Liens and the Prepetition Adequate Protection Liens without the necessity of (a) filing or recording any financing statement, deed of trust, mortgage, or other instrument or document that may otherwise be required under the law of any jurisdiction, (b) subject to the Intercreditor Agreement, obtaining “control” (as defined in any applicable Uniform Commercial Code or other law) over any DIP Collateral (and the applicable collateral agent or collateral trustee holding the first-priority lien thereon  shall be deemed, without any further action, to have control over all the Debtors’ deposit accounts, securities accounts and commodities accounts within the meaning of such Uniform Commercial Code and other law) or (c) taking any other action to validate or perfect the DIP Liens and the Prepetition Adequate Protection Liens or to entitle the DIP Liens and the Prepetition Adequate Protection Liens to the priorities granted herein.  Notwithstanding the foregoing, each of the DIP Collateral Trustees, the DIP ABL Agent, the Prepetition Notes Trustee (solely with respect to the Prepetition Notes Adequate Protection Liens), or the Prepetition ABL Agent (solely with respect to the Prepetition ABL Adequate Protection Liens) may, each in their sole discretion, enter into and file, as applicable, financing statements, mortgages, security agreements, notices of

Liens, and other similar documents, and is hereby granted relief from the automatic stay of section 362 of the Bankruptcy Code in order to do so, and all such financing statements, mortgages, security agreements, notices, and other agreements or documents shall be deemed to have been entered into, filed, or recorded as of the Petition Date.  The applicable Debtors shall execute and deliver to the DIP Collateral Trustees, the DIP ABL Agent, the Prepetition Notes Trustee, and/or the Prepetition ABL Agent, as applicable, all such financing statements, mortgages, notices, and other documents as such parties may reasonably request to evidence and confirm the contemplated validity, perfection, and priority of such party’s respective liens, as applicable, granted pursuant hereto.  Without limiting the foregoing, each of the DIP Collateral Trustees, the DIP ABL Agent, the Prepetition Notes Trustee, and the Prepetition ABL Agent may, in its discretion, file a photocopy of this Final Order as a financing statement with any recording officer designated to file financing statements or with any registry of deeds or similar office in any jurisdiction in which any Debtor has real or personal property, and in such event, the subject filing or recording officer shall be authorized to file or record such copy of this Final Order.  Any provision of any lease, loan document, easement, use agreement, proffer, covenant, license, contract, organizational document, or other instrument or agreement that requires the payment of any fees or other monetary obligations to any non-governmental entity in order for the Debtors to pledge, grant, mortgage, sell, assign, or otherwise transfer any fee or leasehold interest or the proceeds thereof or other DIP Collateral is and shall be deemed to be inconsistent with the provisions of the Bankruptcy Code, and shall have no force or effect with respect to the Liens on such leasehold interests or other applicable DIP Collateral or the proceeds of any assignment and/or sale thereof by any Debtor, in favor of the DIP Secured Parties in accordance with the terms of the DIP Documents and this Final Order or in favor of the Prepetition Secured Parties in accordance with this Final Order.  To the extent that the Prepetition Notes Trustee is the secured party under any security agreement, mortgage, leasehold mortgage, landlord waiver, financing statement, or account control agreements, listed as loss payee or additional insured under any of the Debtors’ insurance policies, or is the secured party under any of the Prepetition Notes Documents, the DIP Collateral Trustees shall also be deemed to be the secured party under such account control agreements, loss payee, or additional insured under the Debtors’ insurance policies, and the secured party under each such Prepetition Notes Document, shall have all rights and powers attendant to that position (including rights of enforcement), and shall act in that capacity and distribute any proceeds recovered or received first, for the benefit of the DIP Notes Secured Parties in accordance with the DIP Notes Documents and second, subsequent to repayment in full in cash of all DIP Notes Obligations, for the benefit of the Prepetition Notes Secured Parties.  To the extent that the Prepetition ABL Agent is the secured party under any security agreement, mortgage, leasehold mortgage, landlord waiver, financing statement, or account control agreements, listed as loss payee or additional insured under any of the Debtors’ insurance policies, or is the secured party under any of the Prepetition ABL Loan Documents, the DIP ABL Agent shall also be deemed to be the secured party under such account control agreements, loss payee, or additional insured under the Debtors’ insurance policies, and the secured party under each such Prepetition ABL Loan Document, shall have all rights and powers attendant to that position (including rights of enforcement), and shall act in that capacity and distribute any proceeds recovered or received first, for the benefit of the DIP ABL Secured Parties in accordance with the DIP ABL Loan Documents; second, subsequent to repayment in full in cash of all DIP ABL Obligations and all Prepetition ABL Obligations, to the New Money DIP Notes Agent for the benefit of the New Money DIP Notes Secured Parties; third, subsequent to repayment in full in cash of all New Money DIP Notes

Obligations, to the Roll Up DIP Notes Agent for the benefit of the Roll Up DIP Notes Secured Parties; and thereafter to the Prepetition Notes Trustee for the benefit of the Prepetition Notes Secured Parties. The Prepetition Notes Trustee shall serve as agent for the DIP Collateral Trustees for purposes of perfecting the DIP Collateral Trustees’ Liens on all DIP Notes Collateral that, without giving effect to the Bankruptcy Code and this Final Order, is of a type such that perfection of a Lien therein may be accomplished only by possession or control by a secured party.

6. Reservation of Certain Third Party Rights and Bar of Challenges and Claims.  Except to the extent set forth herein, the Debtors’ Stipulations shall be binding upon the Debtors and their estates in all circumstances.  The Debtors’ Stipulations shall be binding upon each other party in interest, including the Committee (whether acting in its own right or raising claims of the estates), except to the extent and only to the extent such Committee or any other party in interest (including any chapter 11 trustee) other than the Debtors (or if the Cases are converted to cases under chapter 7 prior to the expiration of the Challenge Period (as defined below), the chapter 7 trustee in such Successor Case), first, obtains standing to commence and commences, by (a) with respect to the Committee, February 15, 2018, (b) with respect to a chapter 7 or chapter 11 trustee appointed before the date that is seventy-five (75) calendar days after the Petition Date, forty-five (45) calendar days from the date of such party’s appointment, and (c) with respect to other parties in interest, seventy-five (75) calendar days after the Petition Date (such time period established by clauses (a), (b), and (c), as the same may be extended in accordance with this Paragraph 6, shall be referred to as the “Challenge Period,” and the date that is the next calendar day after the termination of the Challenge Period, which shall occur as to an applicable party in the event that either (i) no Challenge (as defined below) is properly raised during the Challenge Period by such party or (ii) with respect only to those parties who properly file a Challenge, such Challenge is fully and finally adjudicated, shall be referred to as the “Challenge Period Termination Date”), (y) a contested matter, adversary proceeding, or other action challenging or otherwise objecting to the admissions, stipulations, findings, or releases included in the Debtors’ Stipulations, or (z) a contested matter, adversary proceeding, or other action, against any or all of the Prepetition Secured Parties or otherwise, in connection with or related to the Prepetition Secured Obligations, the Prepetition Liens, or the actions or inactions of any of the Prepetition Secured Parties arising out of or related to the Prepetition Secured Obligations, the Prepetition Notes Documents, or the Prepetition ABL Documents, including any claim against any or all of the Prepetition Secured Parties in the nature of a “lender liability” cause of action, setoff, counterclaim, or defense to the Prepetition Secured Obligations (including, without limitation, those under sections 506, 544, 547, 548, 549, 550, and/or 552 of the Bankruptcy Code or by way of suit against any of the Prepetition Secured Parties) or any claim or argument for the limitation or suspension of the Prepetition Secured Parties’ right to credit bid the applicable Prepetition Secured Obligations in connection with any sale of the Prepetition Collateral (clauses (y) and (z) collectively, the “Challenges” and, each individually, a “Challenge”); provided that should any party file a motion with this Court seeking requisite standing and authority to pursue any challenge (with a draft complaint attached) (a “Standing Motion”) prior to the expiration of the Challenge Period, the Challenge Period shall be tolled for such party (and no other party) solely with respect to the claims or causes of action asserted in the complaint attached to the Standing Motion until the day on which the such Standing Motion is granted or denied by an order of this Court; and second, obtains a final, non-appealable order in favor of such party in interest sustaining any such Challenge in any such timely-filed Challenge (any such Challenge timely brought for which such a final and non-appealable order is so obtained, a “Successful Challenge”).  For the avoidance of doubt, and notwithstanding any other term of provision of this Final Order or the DIP  Documents, prior to the occurrence of the Challenge Period Termination Date, (i) in the event there is a Successful Challenge by any party in interest, this Court may avoid, disallow, disgorge, recharacterize, or otherwise unwind any repayment of Prepetition Secured Obligations with proceeds of the DIP Notes or the DIP ABL Loans, the conversion of Prepetition Secured Obligations into DIP Notes or DIP ABL Loans, and any liens, claims (including superpriority claims) and obligations arising from and relating to the Roll Up DIP ABL Facility and the Roll Up DIP Notes, to the extent that any Prepetition Secured Obligations or Prepetition Liens are held to be invalid, not perfected, ineffective, or avoidable, (ii) no DIP Liens shall attach to any right, title, or interest in any claim or cause of action constituting a Challenge or in the proceeds of a Successful Challenge, and (iii) no DIP Superpriority Claim shall have any right to be satisfied from any claim or cause of action constituting a Challenge or the proceeds of a Successful Challenge.  Except as otherwise expressly provided herein, from and after the Challenge Period Termination Date and for all purposes in these Cases and any Successor Cases (and after the dismissal of these Cases or any Successor Cases), (i) all payments made to or for the benefit of the Prepetition Secured Parties pursuant to, or otherwise authorized by, this Final Order or otherwise (whether made prior to, on, or after the Petition Date) shall be indefeasible and not be subject to counterclaim, set-off, subordination, recharacterization, defense, disallowance, recovery or avoidance, (ii) any and all such Challenges by any party in interest shall be deemed to be forever released, waived, and barred, (iii) all of the Prepetition Notes Obligations shall be deemed to be fully allowed claims within the meaning of section 506 of the Bankruptcy Code (which claims and Liens shall have been deemed satisfied to the extent the Prepetition Notes Obligations are exchanged for Roll Up DIP Notes or the Prepetition ABL Obligations are repaid with proceeds of the DIP ABL Facility or otherwise converted into DIP ABL Obligations as provided herein), and (iv) the Debtors’ Stipulations, including the release provisions therein, shall be binding on all parties in interest in these Cases or any Successor Cases, including the Committee, any other statutory committee, or chapter 11 or chapter 7 trustee.  Notwithstanding the foregoing, to the extent any Challenge is timely asserted, the Debtors’ Stipulations and the other provisions in clauses (i) through (iv) in the immediately preceding sentence shall nonetheless remain binding and preclusive on the Committee, any other statutory committee, and on any other party in interest from and after the Challenge Period Termination Date, except as to the party bringing such Challenge, and only to the extent a particular Debtors’ Stipulation or other provision in clauses (i) through (iv) of the immediately preceding sentence is expressly challenged in such timely asserted Challenge or is in conflict with such Challenge, unless and until such Challenge becomes a Successful Challenge.  Further, for the avoidance of doubt, if there is a Successful Challenge to the guarantees allegedly provided by the proposed DIP Notes Guarantors in respect of the Prepetition Notes Obligations (including any liens or security interest allegedly granted in connection therewith) (the “Prepetition Notes Guarantees”), then the guarantees that are provided herein by the DIP Notes Guarantors in respect of the Roll Up DIP Notes Obligations (including any liens or security interests proposed to be granted in connection therewith) shall be valid and enforceable against such proposed DIP Notes Guarantors only to the extent that the Prepetition Notes Guarantees are valid and enforceable against such DIP Notes Guarantors.  The Challenge Period may be extended only with the written consent of the Prepetition Notes Trustee and/or the Prepetition ABL Agent, as applicable, each in its respective sole discretion.  Notwithstanding any provision to the contrary herein, nothing in this Final Order shall be construed to grant standing on any party in interest, including the Committee or any other statutory committee, to bring any Challenge on behalf of the Debtors’ estates.

7. Carve-Out.  Subject to the terms and conditions contained in this Paragraph 7, each of the DIP Notes Liens, the DIP Superpriority Claims in respect of the DIP Notes Obligations, the DIP ABL Liens on all DIP Collateral other than DIP ABL Priority Collateral, the Prepetition Notes Liens, the Prepetition Notes Adequate Protection Liens, the Prepetition Notes Adequate Protection Superpriority Claims, and, solely with respect to clause (i) of Paragraph 7(a) below, all other liens and claims granted by this Final Order, shall be subject and subordinate to payment of the Carve-Out in accordance with the terms of this Final Order:

(a) Carve-Out.  For purposes of this Final Order, “Carve-Out” means (i) all unpaid fees required to be paid in these Cases to the clerk of the Bankruptcy Court and all statutory fees payable to the office of the United States Trustee under 28 U.S.C. § 1930(a)(6), together with the statutory rate of interest, which fees shall not be subject to any budget or to any limits in the event a Carve-Out Trigger Notice is served; (ii) up to $50,000 for the fees, costs and expenses incurred by any Chapter 7 trustee appointed or elected in any Successor Case under Chapter 7 of the Bankruptcy Code; (iii) subject to the terms and conditions of this Final Order, all unpaid fees, costs, and disbursements of professionals retained by the Debtors in these Cases (collectively, the “Debtors’ Professionals”) that are incurred prior to the delivery by the Required DIP Noteholders, the New Money DIP Notes Agent, or the New Money DIP Notes Collateral Agent of a Carve-Out Trigger Notice (as defined below) and are allowed by this Court under sections 327, 330, 331, or 363 of the Bankruptcy Code and remain unpaid after application of any retainers being held by such professionals; (iv) subject to the terms and conditions of this Final Order, all unpaid fees, costs, and disbursements of professionals retained by the Committee in these Cases (collectively, the “Committee’s Professionals”), in each case that are incurred prior to the delivery by the Required DIP Noteholders, the New Money DIP Notes Agent, or the New Money DIP Notes Collateral

Agent of a Carve-Out Trigger Notice and are allowed by this Court under sections 330, 331, 363, or 1103 of the Bankruptcy Code and remain unpaid after application of any retainers being held by such professionals; and (v) the reasonable unpaid fees, costs, and disbursements of the Debtors’ Professionals and the Committee’s Professionals that are incurred after the delivery of a Carve‑Out Trigger Notice by the Required DIP Noteholders, the New Money DIP Notes Agent, or the New Money DIP Notes Collateral Agent that are allowed by this Court under sections 330, 331, 363, or 1103 of the Bankruptcy Code after application of any retainers being held by such professionals, in an aggregate amount not to exceed $2,000,000 (the “Post-Default Carve-Out Cap”); provided that the terms “Carve-Out” and “Post-Default Carve-Out Cap” shall not include any success fee, financing fee, restructuring fee, transaction fee, or similar fee payable to any of the Debtors’ Professional or Committee’s Professionals.  The term “Carve-Out Trigger Notice” shall mean a written notice delivered by the Required DIP Noteholders, the New Money DIP Notes Agent, or the New Money DIP Notes Collateral Agent to the Debtors’ lead counsel, the United States Trustee, and lead counsel to the Committee, which notice may be delivered at any time following the occurrence and during the continuation of any Termination Event (as defined below), expressly stating that the Post-Default Carve-Out Cap is triggered.  No amounts set forth in this subparagraph 7(a) with respect to the Post-Default Carve-Out Cap may be modified without the prior written consent of the Required DIP Noteholders.

(b) Notwithstanding anything to the contrary in this Final Order, the DIP Notes Documents, or the DIP ABL Loan Documents, the delivery of a Carve-Out Trigger Notice or the maturity of the DIP Notes or termination of the DIP Notes Purchase Agreement (including as a result of the closing of a Sale as defined in the Sale/Chapter 11 Milestones (defined below)) shall be deemed an automatic and irrevocable “Note Purchase Request” by the Debtors in accordance with Section 2 of the DIP Notes Purchase Agreement in an amount equal to the Carve-Out, and each DIP Noteholder shall thereafter purchase additional New Money DIP Notes in an amount equal to its Commitment Percentage (as defined in the DIP Notes Purchase Agreement) of the lesser of (x) such principal amount of the Carve-Out in accordance with Section 3 thereof in and (y) the remaining unfunded portion of its Commitment (as defined in the DIP Notes Purchase Agreement).  The Debtors shall promptly deposit and hold such amounts in a segregated account in trust to pay such Carve-Out amount prior to any and all other claims, and any amounts remaining after payment in full of all fees and expenses covered by the Carve-Out shall be remitted to the New Money DIP Notes Agent for application to the DIP Notes Obligations and/or Prepetition Notes Obligations in accordance with their respective priorities as set forth herein.

(c) No Direct Obligation to Pay Professional Fees; No Waiver of Right to Object to Fees.  Neither the DIP Secured Parties nor the Prepetition Secured Parties shall be responsible for the direct payment or reimbursement of any fees or disbursements of any of the Debtors’ Professionals or the Committee’s Professionals incurred in connection with the Cases or any Successor Cases under any chapter of the Bankruptcy Code.  Other than as set forth in Paragraph 7(b) above, nothing in this Final Order or otherwise shall be construed (i) to obligate any DIP Secured Party or any Prepetition Secured Party in any way to pay compensation to, or to reimburse expenses of, any of the Debtors’ Professionals or the Committee’s Professionals or to guarantee that the Debtors or their estates have sufficient funds to pay such compensation or reimbursement or (ii) to increase the Carve-Out if actual allowed fees and expenses of any of the Debtors’ Professionals or the Committee’s Professionals are higher in fact than the amounts in the Approved Budget or the Carve-Out Cap.  Notwithstanding any provision in this Paragraph 7 to the contrary, no portion of the Carve-Out, Cash Collateral, Prepetition Notes Collateral, Prepetition

ABL Collateral, DIP Collateral, or proceeds of the DIP Notes or ABL DIP Loans shall be utilized for the payment of professional fees and disbursements to the extent prohibited under Paragraph 16 hereof.  Nothing in this Final Order shall be construed as consent to the retention of any of the Debtors’ Professionals or the Committee’s Professionals or the terms of their engagement (including the terms of their compensation) or to the allowance of any professional fees or expenses of any of the Debtors, the Committee, any other official or unofficial committee in these Cases or any Successor Cases, or of any other person or entity, or shall affect the right of any DIP Secured Party or any Prepetition Secured Party to object to the retention or terms of engagement of any of the Debtors’ Professionals or the Committee’s Professionals or to the allowance and payment of any of their respective fees and expenses, and no such consent or waiver of right to object shall be implied from the inclusion in the Approved Budget of any such fees or expenses; provided,  however, that the Required DIP Noteholders have consented to the Debtors’ retention of Jefferies LLC on the terms set forth in the Debtors’ application to retain Jefferies LLC filed with the Court [Docket No. 96].

(d) Payment of Allowed Professional Fees and Expenses Prior to the Termination Declaration Date.  Prior to the occurrence of the Termination Declaration Date, the Debtors shall be permitted to pay allowed fees and expenses of the Debtors’ Professionals and the Committee’s Professionals (to the extent the fees and expenses of the Debtors’ Professionals and the Committee’s Professionals were incurred in accordance with the Approved Budget and, after application and on notice, have been approved by any order of this Court), subject to this Final Order, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and any interim compensation procedures order entered by this Court.  The amounts paid prior to the delivery of a Carve-Out Trigger Notice shall not reduce the Post-Default Carve-Out Cap.

8. Waiver of 506(c) Claims.  As a further condition of (a) the DIP Notes and any obligation of the DIP Notes Secured Parties to purchase DIP Notes pursuant to the DIP Notes Documents (and the consent of the DIP Notes Secured Parties and the Prepetition Notes Secured Parties to the payment of the Carve-Out to the extent provided herein), (b) the DIP ABL Loans and any obligation of the DIP ABL Lenders to make the DIP ABL Loans pursuant to the DIP ABL Documents, and (c) the Debtors’ use of Cash Collateral pursuant to this Final Order, (x) no costs or expenses of administration of the Cases or any Successor Cases shall be charged against or recovered from or against any or all of the DIP Secured Parties and/or the Prepetition Secured Parties, the DIP Collateral, the Prepetition Collateral, or the Cash Collateral, in each case pursuant to section 506(c) of the Bankruptcy Code or otherwise, without the prior written consent of the Required DIP Noteholders, the DIP ABL Agent, the Prepetition Notes Trustee, and/or the Prepetition ABL Agent, as the case may be, (y) no such consent shall be implied from any other action, inaction, or acquiescence of any or all of the DIP Secured Parties or the Prepetition Secured Parties, and (z) without limiting the foregoing clauses (x) and (y) in any way, any exercise of any rights under section 506(c) of the Bankruptcy Code or otherwise to charge any costs or expense of administration of the Cases or any Successor Cases from or against the Prepetition Secured Parties or their Liens on or other interests in any or all of the DIP Collateral, the Prepetition Collateral, and the Cash Collateral shall not impair and shall be subject to, and junior to, the DIP Liens on and the DIP Secured Parties’ other interests in the DIP Collateral, the Prepetition Collateral, and the Cash Collateral and the other DIP Protections accorded the DIP Secured Parties.

9. After-Acquired Property.  Except as otherwise expressly provided in this Final Order, pursuant to section 552(a) of the Bankruptcy Code, all property acquired by the Debtors on or after the Petition Date is not, and shall not be, subject to any Lien of any person or entity resulting from any security agreement entered into by the Debtors prior to the Petition Date, except to the extent that such property constitutes proceeds of property of the Debtors that is subject to a valid, enforceable, perfected, and unavoidable Lien or security interest as of the Petition Date (or a valid, enforceable and unavoidable Lien or security interest that is perfected subsequent to the Petition Date solely to the extent permitted by section 546(b) of the Bankruptcy Code) that is not subject to subordination or avoidance under the Bankruptcy Code or other provisions or principles of applicable law.

10. Protection of DIP Secured Parties’ and Prepetition Secured Parties’ Rights.

(a)Unless the Required DIP Noteholders, the Prepetition Notes Trustee, the DIP ABL Agent, and the Prepetition ABL Agent shall have provided their prior written consent or all DIP Notes Obligations, Prepetition Notes Obligations, DIP ABL Obligations, and Prepetition ABL Obligations (as applicable) have been indefeasibly paid in full in cash and any applicable ongoing funding commitments shall have terminated, the Debtors shall not seek entry of an order in any of these Cases or any Successor Cases (including any order confirming any plan of reorganization or liquidation) that authorizes any of the following: (i) the obtaining of credit or the incurring of indebtedness that is secured by a security, mortgage, or collateral interest or other Lien on all or any portion of the DIP Collateral or the Prepetition Collateral and/or that is entitled to administrative priority status, in each case that is superior to or pari passu with the DIP Liens, the DIP Superpriority Claims, the Prepetition Liens, the Prepetition Adequate Protection Liens, the Prepetition Adequate Protection Superpriority Claims, and/or the other DIP Protections; (ii) the use of Cash Collateral for any purpose other than to pay in full all outstanding DIP Obligations and Prepetition ABL Obligations, or as otherwise permitted in the DIP Documents and this Final Order (including payment of the Carve-Out), or (iii) any modification of any of the DIP Secured

Parties’ or the Prepetition Secured Parties’ rights under this Final Order, the DIP Documents, the Prepetition Notes Documents, or the Prepetition ABL Documents with respect any DIP Obligations or Prepetition Secured Obligations.

(b) The Debtors (and/or their legal and financial advisors in the case of clauses (ii) through (iv) below) will (i) maintain books, records, and accounts to the extent and as required by the DIP Documents, (ii) reasonably cooperate with, consult with, and provide to the DIP Secured Parties and the Prepetition Secured Parties all such information and documents that any or all of the Debtors are obligated (including upon request by any of the DIP Secured Parties or the Prepetition Secured Parties) to provide under the DIP Documents, the Prepetition Notes Documents (in the absence of the pendency of these Cases), the Prepetition ABL Documents (in the absence of these case), or the provisions of this Final Order, (iii) permit consultants, advisors, and other representatives (including third party representatives) of each of the DIP Noteholders, the DIP Notes Agents, the DIP Collateral Trustees, the DIP ABL Agent, and the Prepetition Notes Trustee, to visit and inspect any of the Debtors’ respective properties, to examine and make abstracts or copies from any of their respective books and records, to tour the Debtors’ business premises and other properties, and to discuss, and provide advice with respect to, their respective affairs, finances, properties, business operations, and accounts with their respective officers, employees, independent public accountants, and other professional advisors (other than legal counsel) as and to the extent required by the DIP Documents, the Prepetition ABL Documents, and/or the Prepetition Notes Documents, (iv) permit the DIP Noteholders, the DIP Notes Agents, the DIP Collateral Trustees, the DIP ABL Agent, the Prepetition ABL Agent, and the Prepetition Notes Trustee and their respective consultants, advisors, and other representatives to consult with the Debtors’ management and advisors on matters concerning the Debtors’ businesses, financial condition, operations and assets, and (v) permit the DIP Noteholders, the DIP Notes Agents, the DIP Collateral Trustees, the DIP ABL Agent, the Prepetition ABL Agent, and the Prepetition Notes Trustee to conduct, at their discretion and at the Debtors’ cost and expense, field audits, collateral examinations and inventory appraisals at reasonable times in respect of any or all of the DIP Collateral and the Prepetition Collateral.  Notwithstanding anything to the contrary contained herein, the Debtors do not waive any right to attorney-client, work product, or similar privilege, and the Debtors shall not be required to provide the DIP Noteholder, the DIP Notes Agents, the DIP Collateral Trustees, the DIP ABL Agent, the Prepetition ABL Agent, the Prepetition Notes Trustee, or their respective counsel and financial advisors with any information subject to attorney-client privilege or consisting of attorney work product.  Documents and information provided by the Debtors to the DIP Secured Parties hereunder shall be provided contemporaneously to the Committee Professionals.

11. Proceeds of Subsequent Financing.  Without limiting the provisions and protections of Paragraph 10 above, if at any time prior to the indefeasible payment in full in cash of all the DIP Obligations and the Prepetition Secured Obligations (including subsequent to the confirmation of any chapter 11 plan or plans with respect to any of the Debtors), the Debtors’ estates, any trustee, any examiner with enlarged powers, or any responsible officer subsequently appointed shall obtain credit or incur debt pursuant to sections 364(b), 364(c), 364(d), or any other provision of the Bankruptcy Code in violation of this Final Order or the DIP Documents, then all of the cash proceeds derived from such credit or debt and all Cash Collateral shall immediately be turned over to the New Money DIP Notes Agent, the Roll Up DIP Notes Agent, and the DIP ABL Agent for application on a ratable basis to the New Money DIP Notes Obligations and Roll Up DIP Notes Obligations in accordance with the DIP Notes Documents and the DIP ABL Obligations in accordance with the DIP ABL Documents until paid in full, then to the Prepetition Notes Trustee and the Prepetition ABL Agent for application on a ratable basis to the Prepetition Notes Obligations and the Prepetition ABL Obligations until paid in full.

12. Cash Collection.  From and after the date of the entry of this Final Order, all collections and proceeds of any DIP Collateral or Prepetition Collateral or services provided by any Debtor and all Cash Collateral that shall at any time come into the possession, custody, or control of any Debtor, or to which any Debtor is now or shall become entitled at any time, shall be promptly deposited in the same lock-box and/or deposit accounts into which the collections and proceeds of the Prepetition Collateral were deposited under the Prepetition ABL Documents and the Prepetition Notes Documents (or in such other accounts as are designated by the Required DIP Noteholders and the DIP ABL Agent, together, from time to time) (collectively, the “Cash Collection Accounts”, which for avoidance of doubt shall exclude the Proceeds Account), which accounts shall be subject to the sole dominion and control of the DIP ABL Agent and/or Required DIP Noteholders in accordance with the provisions of the Intercreditor Agreement (and the funds in such accounts may be used by the Debtors solely to the extent provided in this Final Order and the DIP Documents).  Subject to the Intercreditor Agreement, upon the direction of the Required DIP Noteholders and/or the DIP ABL Agent, at any time after the occurrence of a Termination Event and subject to the provisions of Paragraph 7, all proceeds in the Cash Collection Accounts shall be remitted in accordance with the direction so issued for application to the DIP Obligations in accordance with this Final Order, the DIP Documents and the Intercreditor Agreement, and the Required DIP Noteholders and the DIP ABL Agent shall be entitled to take all action that is necessary or appropriate to effectuate the foregoing.  Unless otherwise agreed to in writing by the Required DIP Agent Noteholders and the DIP ABL Agent, the Debtors shall maintain no accounts except those identified in the order approving the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing, But Not Directing, the Debtors to (A) Continue Using Their Cash Management Systems, (B) Maintain Existing Bank Accounts and Business Forms, and (C) Continue Conducting Intercompany Transactions in the Ordinary Course; (II) Granting Administrative Priority Status to Intercompany Claims; and (III) Granting Related Relief (the “Cash Management Order”) and any order entered by this Court under section 366 of the Bankruptcy Code, addressed below in paragraph 20(n) of this Final Order.  The Debtors and the financial institutions where the Debtors’ Cash Collection Accounts are maintained (including those accounts identified in any Cash Management Order), are authorized to remit, without offset or deduction, funds in such Cash Collection Accounts upon receipt of any direction delivered in accordance with this paragraph.  The priority of any Lien securing any cash-management-related obligations with respect to funds in the Cash Collection Accounts shall be subject to the terms of the First Day Order regarding the Debtors’ cash management arrangements, provided that nothing herein shall require any DIP Secured Party to incur any overdrafts or provide any such services or functions to the Debtors.

13. Disposition of DIP Collateral and Other Assets; Credit Bid.

(a) Subject to the Intercreditor Agreement, unless the DIP Obligations and the Prepetition Secured Obligations are paid in full in cash upon the closing of a sale or other disposition of the DIP Collateral or Prepetition Collateral or other assets of any subsidiary of any Debtor, the Debtors shall not sell, transfer, lease, encumber, or otherwise dispose of any portion of the DIP Collateral or any Prepetition Collateral (or enter into any binding agreement to do so) and shall not permit any of their subsidiaries to sell, transfer, lease, encumber, or otherwise dispose of any assets (other than in the ordinary course of business) without the prior written consent of the Required DIP

Noteholders and, in addition, if such DIP Collateral includes DIP ABL Priority Collateral, the DIP ABL Agent (and no such consent shall be implied from any other action, inaction, or acquiescence by any DIP Secured Party or Prepetition Secured Party or from any order of this Court), except as permitted in the DIP Documents, the Prepetition ABL Documents, and/or the Prepetition Notes Documents, as applicable, and this Final Order.  Such consent of the Required DIP Noteholders shall be binding upon, and deemed to provide the consent of, the holders of all Roll Up DIP Notes, the Prepetition Notes Trustee, and the Prepetition Noteholders, and such consent of the DIP ABL Agent shall be binding upon, and deemed to provide the consent of, the DIP ABL Lenders, the Prepetition ABL Agent, and the Prepetition ABL Lenders.  Except to the extent otherwise expressly provided in the DIP Documents and this Final Order (including provisions regarding payment of the Carve-Out and application of all proceeds of DIP ABL Priority Collateral, first, to the Prepetition ABL Obligations), all proceeds from the sale, transfer, lease, encumbrance, or other disposition of any DIP Collateral or Prepetition Collateral outside the ordinary course of business shall be remitted to the New Money DIP Notes Agent or the DIP ABL Agent (based on the category of such disposed DIP Collateral or Prepetition Collateral and the relative priority of the DIP Liens under this Final Order, the DIP Documents and the Intercreditor Agreement) for application to the applicable DIP Obligations until paid in full; then, only if no further funding obligations exist under the DIP Notes Documents or the DIP ABL Documents (as applicable), to the Roll Up DIP Notes Agent or the DIP ABL Agent for application to the applicable DIP Obligations until paid in full; then, only if no further funding obligations exist under the DIP Notes Documents or the DIP ABL Documents (as applicable), and subject to Paragraph 6, to the Prepetition Notes Trustee or the Prepetition ABL Agent for application to the applicable Prepetition Secured Obligations until paid in full; and then, subject to Paragraph 6, to the other of the Prepetition Notes Trustee or the Prepetition ABL Agent

for application to the applicable Prepetition Secured Obligations until paid in full; in each of the preceding cases, such applications shall be made in accordance with the terms of the Intercreditor Agreement, this Final Order and the DIP Documents, the Prepetition ABL Documents, or the Prepetition Notes Documents, as the case may be.

(b)  Subject to section 363(k) of the Bankruptcy Code and Paragraph 6 of this Final Order, the Prepetition Notes Secured Parties (or one or more designees, affiliates, or assignees of the foregoing), at the direction of the requisite percentage of the Prepetition Noteholders (by principal amount outstanding, including, solely for purposes of such voting, the Roll Up Notes), shall have the unqualified right to credit bid up to the full amount of any Prepetition Notes Obligations in any sale of the Prepetition Collateral (or any DIP Collateral subject to any Prepetition Notes Adequate Protection Liens), including in the Sale (as defined below) at any time prior to the conclusion of the Auction (as defined below), under or pursuant to (i) section 363 of the Bankruptcy Code, (ii) any plan of reorganization or plan of liquidation under section 1129 of the Bankruptcy Code to the extent any sale contemplated thereunder does not provide for payment in full in cash of all of the DIP Obligations and Prepetition Secured Obligations on the effective date of such plan, or (iii) section 725 of the Bankruptcy Code.  The DIP Noteholders (or one or more designees, affiliates, or assignees of the foregoing), at the direction of the Required DIP Noteholders, shall have the unqualified right to credit bid any or all of the DIP Notes Obligations, including in the Sale at any time prior to the conclusion of the Auction, under or pursuant to (i) section 363 of the Bankruptcy Code, (ii) any plan of reorganization or plan of liquidation under section 1129 of the Bankruptcy Code, or (iii) section 725 of the Bankruptcy Code.  The Debtors, on behalf of themselves and their estates, stipulate and agree that any sale of all or part of the Prepetition Collateral that does include an unqualified right to credit bid up to the full amount of the Prepetition Notes Obligations would mean that the Prepetition Noteholders will not receive the indubitable equivalent of their claims and interests.

(c)In the event the highest or otherwise best offer received at the Auction (as defined below) provides for the payment in full in cash of all Prepetition ABL Obligations and all DIP ABL Obligations (an “ABL Covering Bid”), and the Liens in favor of the DIP Notes Secured Parties and Prepetition Notes Secured Parties will not be released upon the consummation of such ABL Covering Bid, the Required DIP Noteholders shall be obligated to direct the New Money DIP Notes Agent and/or Roll Up DIP Notes Agent (as applicable) to make a credit bid, on behalf of all DIP Noteholders, for all or a portion of the Debtors’ assets, which bid shall provide for the payment in full in cash of all Prepetition ABL Obligations and DIP ABL Obligations (unless otherwise agreed by the Prepetition ABL Agent or DIP ABL Agent, as applicable) at closing, shall be on terms and conditions reasonably acceptable to the DIP ABL Agent and the Prepetition ABL Agent, and shall otherwise be on terms and conditions that in their totality are at least as favorable to the Debtors and their estates as the highest or otherwise best third party bid, except that the credit bid of the applicable portion of the DIP Notes Obligations (and if applicable the Prepetition Notes Obligations) shall be treated as cash consideration with respect to the value of the consideration received by Debtors (such bid, the “DIP Noteholders Credit Bid”).

(d)Upon consummation of the Sale: (i) subject to Section 7(a) and (b) of this Final Order, all amounts in the Proceeds Account shall be distributed ratably for application to the DIP Notes Obligations and/or the Prepetition Notes Obligations in accordance with their respective priorities as set forth in this Final Order; (ii) there shall be paid from any proceeds of the Sale any success or transaction fees earned by and payable to the Debtors’ Professionals in connection with the consummation of the Sale (or, if not yet allowed by the Bankruptcy Court, the amount of such fees shall be reserved by the Debtors from such proceeds) and pursuant to any engagement letter to which the Required DIP Noteholders have consented, as set forth in Paragraph 7(c); and (iii) the Required DIP Noteholders shall be permitted, in their sole discretion, to waive any portion of the Roll Up DIP Notes remaining after application of all proceeds of the Sale.  Further, upon consummation of the Sale, all unpaid administrative claims, except for any fees or expenses of any professionals retained in these Chapter 11 Cases not previously approved by the Court, of the type included in the Approved Budget incurred by the DIP Debtors postpetition in the ordinary course of business through the closing of the sale and not in contravention of any of the terms of this Final Order shall be paid in full to the extent not assumed or otherwise satisfied in connection with the Sale.

14. Termination Events.  The following shall constitute a termination event under this Final Order and the DIP Documents unless waived in writing by the Required DIP Noteholders and the DIP ABL Agent (each, a “Termination Event”):

(a) The occurrence of an “Event of Default” under the DIP Notes Purchase Agreement or the DIP ABL Agreement, as set forth therein (a “DIP Default Termination Event”).
(b) Any other breach, default, or other violation by any of the Debtors of the terms and provisions of this Final Order.
(c) The Debtors’ failure to timely and strictly comply with any of the following obligations and deadlines (the “Sale/Chapter 11 Milestones”):
(i)

No later than ten (10) calendar days after the Petition Date, the Debtors shall file a motion (i) to approve the sale of the substantially all of the Debtors’ assets pursuant to Section 363 of the Bankruptcy Code (the  “Sale”), and (ii) to approve sale and bidding procedures with respect to the Sale, in each case in form and substance satisfactory to the DIP ABL Agent and the Required DIP Noteholders in their respective sole discretion (the “Sale and Bid Procedures Motion”).  In all events, such procedures will offer the DIP ABL Priority Collateral for sale, and, if the Sale includes any DIP ABL Priority

Collateral, such Sale shall provide for the payment in full in cash of the Prepetition ABL Obligations and the DIP ABL Obligations at the closing thereof and shall otherwise be on terms and conditions acceptable to the New Money DIP Notes Collateral Agent and the Required DIP Noteholders in their respective sole discretion.

(ii)

No later than fourteen (14) calendar days after the Petition Date, the Debtors shall have selected and retained, subject to Bankruptcy Court approval, a chief restructuring officer reasonably acceptable to the Required DIP Noteholders and the DIP ABL Agent, and thereafter the Debtors shall use commercially reasonable efforts to obtain such Bankruptcy Court approval reasonably promptly.

(iii)

No later than thirty-five (35) calendar days after the Petition Date (subject to the Bankruptcy Court’s calendar), the Bankruptcy Court shall have entered an order granting the relief requested in the Sale and Bid Procedures Motion (such order, the “Bidding Procedures Order”), which shall, among other, things, (a) provide for the DIP Noteholders, at the direction of the Required DIP Noteholders, and Prepetition Noteholders, at the direction of the requisite percentage of the Prepetition Noteholders (based in the principal balance of their Prepetition Notes), to have the right to credit bid in the sale process for up to the full amount of their DIP Notes Obligations and Prepetition Notes Obligations, as applicable, and (b) otherwise be acceptable to the DIP ABL Agent, the New Money DIP Notes Collateral Agent, and the Required DIP Noteholders in their respective sole discretion.  The Sale shall be conducted pursuant to the bidding procedures as set forth in the Bidding Procedures Order.

(iv)

No later than February 20, 2018, the Debtors shall select a stalking horse bid acceptable to the DIP ABL Agent, the New Money DIP Notes Collateral Agent, and the Required DIP Noteholders in connection with a further auction, which bid shall provide, at a minimum, for the payment in full in cash of all Prepetition ABL Obligations and DIP ABL Obligations (the “Stalking Horse Bid”) and obtain Bankruptcy Court approval of the Stalking Horse Bid and related bid protections, which shall be acceptable to the DIP ABL Agent, New Money DIP Notes Collateral Agent and the Required DIP Noteholders in their respective sole discretion.  The Sale/Chapter 11 Milestone set forth in this Paragraph may be extended by the Required DIP Noteholders, in their sole discretion, for up to twenty-five (25) days so long as no Event of Default has occurred, and it may be waived by the Required DIP Noteholders, in their sole discretion, if they have made a bid for all or substantially all of Debtors’ assets (including the DIP ABL Priority Collateral) and such bid would otherwise meet the terms of a DIP Noteholders Credit Bid.

(v)

No later than one hundred and thirty (130) calendar days after the Petition Date, the Debtors shall conduct an auction for substantially all of their assets (the “Auction”) in accordance with the Bidding Procedures Order.

(vi)	No later than one (1) calendar day after the Auction concludes, the Debtors shall declare a “successful bidder” and “back-up bidder” for the Sale in accordance with the Bidding Procedures Order.
(vii)

No later than five (5) calendar days after the conclusion of the Auction, the Bankruptcy Court shall have approved the Sale and entered an order authorizing and approving the Sale (the “Sale Order”) and the transactions contemplated thereby, in each case, in form and substance satisfactory to the Debtors, the DIP ABL Agent, the New Money DIP Notes Collateral Agent, the DIP Notes Agents, and the Required DIP Noteholders in their respective sole discretion; provided that the Debtors and the DIP Noteholders shall negotiate in good faith regarding the terms of a wind-down of the Debtors after consummation of the Sale (it being understood that the foregoing proviso does not obligate any of the parties to reach agreement on the terms of a wind-down).

(viii)

The Sale shall close no later than one hundred and sixty (160) calendar days after entry of the Petition Date, and the Prepetition ABL Obligations and the DIP ABL Obligations shall be indefeasibly paid in full in cash at the closing of such Sale in accordance with the DIP ABL Loan Documents.

15. Rights and Remedies Upon Termination Event.[15]

(a) Subject to the following sub-paragraph (b) (solely to the extent applicable), any automatic stay otherwise applicable to the DIP Secured Parties is hereby modified, without requiring prior notice to or authorization of this Court, to the extent necessary to permit the DIP Secured Parties to exercise (i) immediately upon the occurrence and during the continuance of any Termination Event, all rights and remedies under this Final Order, the DIP Documents, and/or applicable non-bankruptcy law (other than those rights and remedies against the DIP Collateral as provided in subparagraph 15(b) below), including the right to (A)(1) declare all DIP Notes Obligations or DIP ABL Obligations (as applicable) to be immediately due and payable,

_____

15  To the extent of any conflict between the terms of this Final Order and the Intercreditor Agreement, this Final Order shall govern and be deemed to amend the Intercreditor Agreement accordingly.

(2) declare the termination, reduction, or restriction of any further commitment to extend credit to the Debtors, to the extent any such commitment remains, and/or (3) terminate the applicable DIP Documents as to any future liability or obligation of the DIP Noteholders, the DIP ABL Lenders, and the other DIP Secured Parties (as applicable), but without affecting any of the DIP Obligations or the DIP Liens securing the DIP Obligations; and/or (ii) declare a termination, reduction, or restriction on the ability of the Debtors to (A) use any Cash Collateral (other than funds in the Proceeds Account) effective after five (5) business days’ notice or (B) unless otherwise agreed by the Required DIP Noteholders, withdraw any and all funds from the Proceeds Account effective immediately upon such notice.  Any such declaration under any of clauses 15(a)(i)(A)(1), (2), or (3) or (ii) shall be made to the respective lead counsel to the Debtors, the Committee and the U.S. Trustee, and shall be referred to herein as a “Termination Declaration” and the date that is the earliest to occur of any such Termination Declaration shall be referred to herein as the “Termination Declaration Date.”

(b) In addition to the rights and remedies described above, five (5) business days following the Termination Declaration Date, unless prior to such time this Court determines that a Termination Event has not occurred and/or is not continuing, each DIP Collateral Trustees or the DIP ABL Agent, as applicable, is hereby granted relief from the automatic stay, without further notice, hearing, motion, order, or other action of any kind, to foreclose on, or otherwise enforce and realize on, its DIP Liens on all or any portion of the DIP Collateral, including by collecting accounts receivable and applying the proceeds thereof to the applicable DIP Obligations, and by occupying the Debtors’ premises to sell or otherwise dispose of the DIP Collateral, with the exercise of remedies as among the DIP Secured Parties being subject to the Intercreditor

Agreement.  Solely during the five business day period after a Termination Declaration Date, the Debtors and the Committee shall be entitled to an emergency hearing before this Court for the sole purpose of contesting whether a Termination Event has occurred, and section 105 of the Bankruptcy Code may not be invoked by the Debtors, the Committee, or any other party in interest in an effort to restrict or preclude any DIP Secured Party from exercising any rights or remedies set forth in this Final Order or the DIP Documents.  During such five business day period, the Debtors may not use Cash Collateral or the proceeds of the DIP Notes or DIP ABL Loans except to pay regular payroll and other expenses critical to keep the business of the Debtors operating in accordance with the Approved Budget.

(c)Upon the effectiveness of any relief from the automatic stay with respect to the DIP Notes or the DIP ABL Loans pursuant to Paragraph 15(b) hereof, the Prepetition Notes Trustee (with the consent of the Required DIP Noteholders) and/or the Prepetition ABL Agent (with the consent of the DIP ABL Agent), respectively, shall have relief from the automatic stay to the same extent, and without further notice, hearing, motion, order, or other action of any kind, to foreclose on, or otherwise enforce and realize on its Prepetition Liens and Prepetition Adequate Protection Liens on, all or any portion of the DIP Collateral or Prepetition Collateral (including by collecting accounts receivable and applying the proceeds thereof to the applicable Prepetition Secured Obligations, and by occupying the Debtors’ premises to sell or otherwise dispose of the DIP Collateral or Prepetition Collateral) or otherwise exercise remedies against the DIP Collateral or Prepetition Collateral permitted by this Final Order, the Prepetition ABL Documents, the Prepetition Notes Documents, and/or applicable non-bankruptcy law, with the exercise of remedies as among the DIP Secured Parties being subject to the Intercreditor Agreement; provided,  however, that any such foreclosure or other enforcement by the Prepetition Notes Trustee or the

Prepetition ABL Agent of any Prepetition Liens or any Prepetition Adequate Protection Liens or any other such exercise of remedies by the Prepetition Notes Trustee or the Prepetition ABL Agent against the DIP Collateral or Prepetition Collateral shall not (except, as among the DIP Secured Parties, as permitted under the Intercreditor Agreement) interfere with or otherwise be inconsistent with any foreclosure or other enforcement by each DIP Collateral Trustee or the DIP ABL Agent of any DIP Liens or other DIP Protections or any other exercise of remedies by the DIP Secured Parties.

(d)Subject to the provisions of Paragraph 6 hereof, all proceeds realized in connection with the exercise of the rights and remedies of the DIP Secured Parties or the Prepetition Secured Parties shall be turned over in accordance with the relative lien priority established by this Final Order and the DIP Documents and the Intercreditor Agreement.  Further, notwithstanding anything to the contrary in this Final Order, unless and until all New Money DIP Notes Obligations are paid in full and all funding commitments under the DIP Notes Purchase Agreement have terminated, all enforcement actions by the Roll Up DIP Notes Collateral Trustee shall be taken in accordance with the direction of the Required DIP Noteholders and/or the New Money DIP Notes Collateral Agent.

(e)Notwithstanding anything contained herein to the contrary, and without limiting any other rights or remedies of the DIP Secured Parties contained in this Final Order or the DIP Documents, or otherwise available at law or in equity, and subject to the terms of the DIP Documents, upon five business days’ written notice to the Debtors and any landlord, lienholder, licensor, or other third party owner of any leased or licensed premises or intellectual property that a Termination Event has occurred and is continuing, each DIP Collateral Trustee or the DIP ABL Agent, as applicable (i) may, unless otherwise provided in any separate agreement by and between the applicable landlord or licensor and the applicable DIP Collateral Trustee or the DIP ABL Agent, as applicable (the terms of which shall be reasonably acceptable to the parties thereto), enter upon any leased or licensed premises of the Debtors for the purpose of exercising any remedy with respect to any DIP Collateral located thereon and (ii) shall be entitled to all of the Debtors’ rights and privileges as lessee or licensee under the applicable license and to use any and all trademarks, trade names, copyrights, licenses, patents, or any other similar assets of the Debtors that are owned by or subject to a Lien of any third party and that are used by Debtors in their businesses, in the case of either subparagraph (i) or (ii) of this Paragraph 15(e) without interference from lienholders or licensors thereunder, subject to such lienholders’ or licensors’ other rights under applicable law; provided,  however, that the applicable DIP Collateral Trustee, on behalf of the DIP Noteholders, or the DIP ABL Agent, on behalf of the DIP ABL Lenders, shall pay only rent and additional rent, fees, royalties, or other monetary obligations of the Debtors that first arise after the written notice referenced above from the applicable DIP Collateral Trustee or the DIP ABL Agent and that accrue during the period of such occupancy or use by such DIP Collateral Trustee or DIP ABL Agent calculated on a per diem basis.  Nothing herein shall require the Debtors, the DIP Collateral Trustees, the DIP ABL Agent, or the other DIP Secured Parties to assume any lease, license, or other contract under section 365(a) of the Bankruptcy Code as a precondition to the rights afforded to the DIP Collateral Trustees, the DIP ABL Agent, and the other DIP Notes Secured Parties in this Paragraph 15(e).

(f)Subject to payment in full in cash of all of the DIP Notes Obligations (and termination of any obligations of the DIP Noteholders under the DIP Notes Documents), notwithstanding anything contained herein to the contrary, and without limiting any other rights or remedies of the Prepetition Notes Trustee or the other Prepetition Notes Secured Parties contained in this Final Order or the Prepetition Notes Documents or otherwise available at law or in equity, the Prepetition Notes Trustee shall succeed to, and be entitled to, all of the rights, remedies, benefits, and protections accorded to the DIP Collateral Trustees pursuant to Paragraph 15(e), as if all references therein to the “DIP Collateral Trustee” and the “DIP Notes Secured Parties” are references to the “Prepetition Notes Trustee” and the “Prepetition Notes Secured Parties,” respectively.  Notwithstanding anything contained herein to the contrary, and without limiting any other rights or remedies of the Prepetition ABL Agent or the other Prepetition ABL Secured Parties contained in this Final Order or the Prepetition ABL Documents, or otherwise available at law or in equity, the Prepetition ABL Agent shall succeed to, and be entitled to, all of the rights, remedies, benefits, and protections accorded to the DIP ABL Agent pursuant to Paragraph 15(e), as if all references therein to the “DIP ABL Agent” and the “DIP ABL Secured Parties” are references to the “Prepetition ABL Agent” and the “Prepetition ABL Secured Parties,” respectively.

(g)The automatic stay imposed under section 362(a) of the Bankruptcy Code is hereby modified pursuant to the terms of this Final Order and the DIP Documents as necessary to (i) permit the Debtors to grant the Prepetition Adequate Protection Liens and the DIP Liens and to incur all liabilities and obligations to the DIP Secured Parties and the Prepetition Secured Parties under the DIP Documents and this Final Order, (ii) authorize the DIP Secured Parties and the Prepetition Secured Parties to retain and apply payments made in accordance with the DIP Documents, the Prepetition Notes Documents, the Prepetition ABL Documents, and/or this Final Order, (iii) to permit each of the DIP Secured Parties or the Prepetition Secured Parties to perform any act authorized under this Final Order and the DIP Documents, and (iv) otherwise to the extent necessary to implement and effectuate the provisions of this Final Order and the DIP Documents.

(h)Except as otherwise modified by this Final Order, the respective rights and remedies of the DIP ABL Secured Parties, the DIP Notes Secured Parties, and the Prepetition Secured Parties against any DIP ABL Priority Collateral or DIP Notes Priority Collateral shall be subject to the provisions of the Intercreditor Agreement.

16. Restriction on Use of Proceeds.  Notwithstanding anything herein to the contrary, no loans and/or proceeds from the DIP Notes, the DIP ABL Loans, the DIP Collateral, Cash Collateral (including any retainer held by any professionals for the below-referenced parties), the Prepetition Notes Collateral, or any portion of the Carve-Out may be used by (a) any Debtor, Committee, or trustee or other estate representative appointed in the Cases or any Successor Cases, or any other person, party, or entity (including any of the Debtors’ Professionals or the Committee’s Professionals) to investigate or prosecute any Challenge (including any litigation or other action) in connection with the value of the Prepetition Collateral or the DIP Collateral (or to pay any professional fees and disbursements incurred in connection therewith) at any time; or (b) any Debtor, Committee, or trustee or other estate representative appointed in the Cases or any Successor Cases, or any other person, party, or entity (including any of the Debtors’ Professionals or the Committee’s Professionals) to (or to pay any professional fees and disbursements incurred in connection therewith): (i) request authorization to obtain postpetition loans or other financial accommodations pursuant to section 364(c) or (d) of the Bankruptcy Code, or otherwise, other than from the DIP Secured Parties or to seek any modification to this Final Order not approved by the Required DIP Noteholders and the DIP ABL Agent and, to the extent such modification would affect the rights of any of the Prepetition Notes Secured Parties, the Prepetition Notes Trustee, or of the Prepetition ABL Secured Parties, the Prepetition ABL Agent; (ii) investigate (except as set forth below), assert, join, commence, support, or prosecute any action for any claim, counter-

claim, action, proceeding, application, motion, objection, defense, or other contested matter seeking any order, judgment, determination, or similar relief against, or adverse to the interests of, in any capacity, any or all of the DIP Secured Parties, the Prepetition Secured Parties, their respective affiliates, assigns, or successors and the respective officers, directors, employees, agents, attorneys, representatives, and other advisors of the foregoing, with respect to any transaction, occurrence, omission, action, or other matter (including formal or informal discovery proceedings in anticipation thereof), including (A) any Challenges and any Avoidance Actions or other actions arising under chapter 5 of the Bankruptcy Code; (B) any action with respect to the validity, enforceability, priority, and extent of the DIP Obligations and/or the Prepetition Secured Obligations, or the validity, extent, and priority of the DIP Liens, the Prepetition Liens, or the Prepetition Adequate Protection Liens; (C) any action seeking to invalidate, set aside, avoid, or subordinate, in whole or in part, the DIP Liens, the other DIP Protections, the Prepetition Liens, the Prepetition Adequate Protection Liens, or the other Prepetition Adequate Protection; (D) except to contest in good faith the occurrence or continuance of any Termination Event as permitted in Paragraph 15 or to seek in good faith enforcement of this Final Order, any action seeking, or having the effect of, preventing, hindering, or otherwise delaying any or all of the DIP Secured Parties’ or the Prepetition Secured Parties’ assertion, enforcement, or realization on the Cash Collateral, the DIP Collateral, or the Prepetition Collateral in accordance with the DIP Documents and the Prepetition Notes Documents, as applicable, and this Final Order; and/or (E) any action seeking to modify any of the rights, remedies, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties hereunder or under the DIP Documents or the Prepetition Notes Documents or Prepetition ABL Documents, as applicable, or any payments made thereunder or in respect thereof; provided, however, up to $75,000 in the aggregate of the Carve-Out, any DIP Collateral, any Prepetition Collateral, any Cash Collateral, and proceeds of the DIP Notes or DIP ABL Loans may be used by the Committee to investigate (but not to prosecute) the claims and/or Liens of the Prepetition Secured Parties under the Prepetition Notes Documents or the Prepetition ABL Documents (but not the claims and/or Liens of the DIP Secured Parties) so long as such investigation occurs within the Challenge Period; (iii) pay any fees or similar amounts to any person (other than the Prepetition Secured Parties) who has proposed or may propose to purchase interests in any of the Debtors without the prior written consent of the Required DIP Noteholders and the Prepetition Notes Trustee; or (iv) use or seek to use Cash Collateral or sell or otherwise dispose of DIP Collateral or Prepetition Collateral, unless otherwise permitted hereby, without the prior written consent of the Required DIP Noteholders, the DIP ABL Agent, the Prepetition ABL Agent, and the Prepetition Notes Trustee.

17. Proofs of Claim.  The Prepetition Secured Parties will not be required to file proofs of claim in any of the Cases or Successor Cases for any claim allowed herein.  The Debtors’ Stipulations shall be deemed to constitute a timely filed proof of claim for the Prepetition Secured Parties in respect of all Prepetition Secured Obligations.  In addition, the Prepetition Secured Parties and the DIP Secured Parties will not be required to file any request for allowance and/or payment of any administrative expenses, and this Order shall be deemed to constitute a timely filed request for allowance and/or payment of any Prepetition Secured Obligations constituting administrative expenses that are permitted under this Final Order or any DIP Obligations, as applicable.  Notwithstanding any order entered by this Court in relation to the establishment of a bar date in any of the Cases or Successor Cases to the contrary, each of the Prepetition Notes Trustee, for the benefit of itself and the other Prepetition Notes Secured Parties, the Prepetition

ABL Agent, for the benefit of itself and the other Prepetition ABL Secured Parties, and the DIP Secured Parties, is hereby authorized and entitled, in its sole discretion, but not required, to file (and amend and/or supplement, in its discretion) in each of the Cases or Successor Cases (i) a proof of claim and/or aggregate proofs of claim in respect of any Prepetition Secured Obligations, and (ii) a request or aggregate requests for allowance and/or payment of any portion of the Prepetition Secured Obligations constituting administrative expenses or any DIP Obligations, as applicable.

18. Preservation of Rights Granted Under this Final Order.

(a)No Non-Consensual Modification or Extension of Final Order.  The Debtors irrevocably waive any right to seek any amendment, modification, or extension of this Final Order (including through any chapter 11 plan of reorganization) without the prior written consent of the Required DIP Noteholders, the DIP ABL Agent, the Prepetition ABL Agent, and the Prepetition Notes Trustee, and no such consent shall be implied by any other action, inaction, or acquiescence of any of the DIP Secured Parties or Prepetition Secured Parties.  In the event any or all of the provisions of this Final Order are hereafter modified, amended, or vacated by a subsequent order of this Court or any other court, such modification, amendment, or vacatur shall not affect the validity, perfection, priority, allowability, enforceability, or non-avoidability of any advances, payments, or use of cash authorized or made hereby or pursuant to the DIP Documents, or Lien, claim, priority or other DIP Protections authorized or created hereby or pursuant to the DIP Documents.  Based on the findings set forth in this Final Order and in accordance with section 364(e) of the Bankruptcy Code, in the event any or all of the provisions of this Final Order are hereafter reversed, modified, vacated, or stayed by a subsequent order of this Court or any other court, the DIP Secured Parties and the Prepetition Secured Parties shall be entitled to the protections provided in section 364(e) of the Bankruptcy Code, and notwithstanding any such reversal, modification, vacatur, or stay, any use of Cash Collateral or any DIP Obligations or any DIP Protections (including the Prepetition Adequate Protection) incurred or granted by the Debtors prior to the actual receipt of written notice by the DIP Notes Agents, DIP Noteholders, the DIP ABL Agent, the Prepetition Notes Trustee, or the Prepetition ABL Agent, as applicable, of the effective date of such reversal, modification, vacatur, or stay shall remain in full force and effect and be binding on all parties in interest and be governed in all respects by the original provisions of this Final Order (and shall maintain their respective priorities as provided by this Final Order), and the DIP Secured Parties and the Prepetition Secured Parties shall be entitled to all of the DIP Protections (including the Prepetition Adequate Protection) and all other rights, remedies, Liens, priorities, privileges, protections, and benefits granted pursuant to section 364(e) of the Bankruptcy Code, this Final Order, or the DIP Documents.

(b)Dismissal.  Until all DIP Obligations have been paid in full in cash (and any obligations of the DIP Noteholders under the DIP Notes Documents or of the DIP ABL Lenders under the DIP ABL Documents have been terminated), it shall constitute a Termination Event if any DIP Debtor seeks entry of an order dismissing any of the Cases.  If any order dismissing any of the Cases of any DIP Debtor under section 1112 of the Bankruptcy Code or otherwise is at any time entered, then notwithstanding any such dismissal, (i) the DIP Protections (including the Prepetition Adequate Protection) and all other rights, remedies, Liens, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties, respectively, shall remain in full force and effect and be binding on all parties in interest and be governed in all respects by the provisions of this Final Order (and shall maintain their respective priorities as provided by this Final Order) until all DIP Obligations and all Prepetition Secured Obligations have been paid in full in cash (and, in the case of the DIP Notes

Obligations, any obligations of the DIP Noteholders under the DIP Notes Documents have terminated, and in the case of the DIP ABL Obligations, any obligations of the DIP ABL Lenders under the DIP ABL Documents have terminated), and (ii) to the extent allowed by applicable law, this Court shall retain jurisdiction, notwithstanding such dismissal, for the purposes of enforcing such DIP Protections (including the Prepetition Adequate Protection) and all other rights, remedies, Liens, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties, respectively.

(c)Survival of Final Order.  The provisions of this Final Order and the DIP Documents, any actions taken pursuant hereto or thereto, and all of the DIP Protections (including the Prepetition Adequate Protection), and all other rights, remedies, Liens, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties, respectively, shall survive, and shall not be modified, impaired, or discharged by, the entry of any order confirming any plan of reorganization in any Case or Successor Case, converting any Case to a case under chapter 7, dismissing any of the Cases, withdrawing of the reference of any of the Cases or any Successor Cases or providing for abstention from handling or retaining of jurisdiction of any of the Cases or any Successor Case in this Court, or terminating the joint administration of these Cases or any Successor Case or by any other act or omission.  The terms and provisions of this Final Order, including all of the DIP Protections (including the Prepetition Adequate Protection) and all other rights, remedies, Liens, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties, respectively, shall continue in full force and effect and be binding on all parties in interest notwithstanding the entry of any such order, and such DIP Protections (including the Prepetition Adequate Protection), and such other rights, remedies, Liens, priorities, privileges, protections and benefits, shall continue in full force and effect in these proceedings and in any Successor Cases and after dismissal of any thereof, and shall maintain their respective priorities as provided by this Final Order.  The DIP Obligations shall not be discharged by the entry of an order confirming any such chapter 11 plan, absent payment in full in cash of such DIP Obligations on or before the effective date of such chapter 11 plan, the Debtors hereby having waived such discharge pursuant to section 1141(d)(4) of the Bankruptcy Code.

19. Insurance Policies.  The DIP Secured Parties and the Prepetition Secured Parties shall be, and shall be deemed to be, without any further action or notice, named as additional insureds and loss payees, as applicable, on each insurance policy maintained by the Debtors that in any way relates to the DIP Collateral, and the Debtors shall take such actions as are reasonably requested by either DIP Collateral Trustee, the DIP ABL Agent, the Prepetition ABL Agent, or the Prepetition Notes Trustee from time to time to evidence or effectuate the foregoing.

20. Other Rights and Obligations.

(a)Expenses.  As provided in the DIP Documents (and without limiting the Debtors’ respective obligations thereunder), and subject to subsection (b) of this Paragraph 20 (to the extent applicable), the applicable Debtors will pay all reasonable and documented out-of-pocket costs, expenses, and disbursements of the DIP Notes Agents, the DIP Collateral Trustees, the Required DIP Noteholders, other DIP Noteholders (with the consent of the Required DIP Noteholders), the Prepetition ABL Agent, and the DIP ABL Agent (which shall include reasonable fees, expenses, and disbursements of counsel and any financial or strategic advisors or consultants): (i) in connection with the negotiation, preparation, execution, and delivery of any documents in connection with the DIP Documents or the DIP Noteholders Credit Bid, the purchase of or exchange for the DIP Notes, the making of the DIP ABL Loans or issuance of letters of credit under the DIP LC Facility, and/or the Cases, such costs and expenses including, without limitation, all due diligence, audit, insurance, appraisal, and consultant costs and expenses, and all search, filing, and recording fees, incurred or sustained by such parties in connection with the DIP Notes, the DIP ABL Loans, the DIP Documents, the Prepetition ABL Documents, the Prepetition Notes Documents and/or the DIP Noteholders Credit Bid or the transactions contemplated thereby, the administration of the DIP Notes, the DIP ABL Loans, the DIP Documents, the Prepetition Notes, the Prepetition Notes Documents, the Prepetition ABL Loans, and/or the Prepetition ABL Documents, and any amendment or waiver of any provision thereof (in each case, whether or not any such transactions are consummated), (ii) relating to financial diligence and third-party appraisers retained by or on behalf of any or all of the DIP Secured Parties (in the case of the DIP Notes Secured Parties, at the direction of the Required DIP Noteholders), in connection with the interpretation, enforcement, or protection of any of their rights and remedies under the DIP Documents, the Prepetition ABL Documents, or the Prepetition Notes Documents, and (iii) in connection with the negotiation, preparation, execution, and delivery of any documents in connection with the Sale.

(b)Notice of Professional Fees.  All professionals, including but not limited to counsel and any financial or strategic advisors or consultants, for the Required DIP Noteholders, other DIP Noteholders (with the consent of the Required DIP Noteholders), the DIP Collateral Trustees, the DIP Notes Agents, and the DIP ABL Agent (including professionals engaged by counsel to the Required DIP Noteholders, other DIP Noteholders (with the consent of the Required DIP Noteholders), the DIP Collateral Trustees, the DIP Notes Agents, or the DIP ABL Agent, as applicable) (collectively, the “DIP Professionals”) shall not be required to comply with the United States Trustee fee guidelines or submit invoices to this Court, United States Trustee, the

Committee, or any other party in interest.  Copies of invoices submitted to the Debtors by such DIP Professionals after the Petition Date shall be forwarded by the Debtors to the United States Trustee, counsel for the Committee, and such other parties as this Court may direct.  The invoices shall be sufficiently detailed to enable a determination as to the reasonableness of such fees and expenses; provided,  however, that such invoices may be redacted to the extent necessary to delete any information subject to the attorney-client privilege, any information constituting attorney work product, or any other confidential information, and the provision of such invoices shall not constitute any waiver of the attorney-client privilege or of any benefits of the attorney work product doctrine or other applicable privilege.  If the Debtors, United States Trustee, or the Committee objects by written notice to the applicable DIP Professional to the reasonableness of the fees and expenses of any of the DIP Professionals and cannot resolve such objection, then the Debtors, United States Trustee, or the Committee, as the case may be, shall file with this Court and serve on such DIP Professionals an objection (the “Fee Objection”) limited to the issue of the reasonableness of such fees and expenses, and any failure by any such party to file a Fee Objection within fourteen days of receipt of the applicable invoice shall constitute a waiver of any right of such party to object to such invoice.  Notwithstanding any provision herein to the contrary, any objection to, and any hearing on an objection to, payment of any fees, costs, and expenses set forth in a professional invoice in respect of DIP Professionals shall be limited to the reasonableness of the particular items or categories of the fees, costs, and expenses that are the subject of such objection.  The Debtors shall timely pay in accordance with the terms and conditions of this Final Order (a) the undisputed fees, costs, and expenses reflected on any invoice to which a Fee Objection has been timely filed and (b) all fees, costs and expenses on any invoice to which no Fee Objection has been timely filed.   All such unpaid fees, costs, expenses, and charges of the

DIP Noteholders, the DIP Collateral Trustees, the DIP Notes Agents, or the DIP ABL Agent that have not been disallowed by this Court on the basis of an objection filed by the Debtor, the United States Trustee, or the Committee (or any subsequent trustee of the Debtors’ estates) in accordance with the terms hereof shall constitute DIP Notes Obligations or DIP ABL Obligations (as applicable) and shall be secured by the DIP Collateral as specified in this Final Order.

(c)Binding Effect.  Subject only to Paragraph 6 above, the provisions of this Final Order, including all findings herein, and the DIP Documents shall be binding upon all parties in interest in these Cases and any Successor Cases, including the DIP Secured Parties, the Prepetition Secured Parties, the Committee, any other statutory committee, and the Debtors and their respective estates, successors, and assigns (including any chapter 7 or chapter 11 trustee hereinafter appointed or elected for the estate of any of the Debtors, an examiner appointed pursuant to section 1104 of the Bankruptcy Code, or any other fiduciary or responsible person appointed as a legal representative of any of the Debtors or with respect to the property of the estate of any of the Debtors), whether in any of the Cases, in any Successor Cases, or upon dismissal of any such Case or Successor Case; provided,  however, that the DIP Secured Parties and the Prepetition Secured Parties shall have no obligation to permit the use of Cash Collateral or to extend any financing to any chapter 7 or chapter 11 trustee or other responsible person appointed for the estates of the Debtors in any Case or Successor Case.

(d)No Non-Consensual Plan Treatment.  No chapter 11 plan of the Debtors shall provide for the impairment of (i) the Roll Up DIP Notes Obligations or the other Prepetition Notes Obligations except with the advance written consent of a two-thirds majority by principal amount of Roll Up DIP Notes or Prepetition Notes held, as applicable, and a one-half majority (by number of Roll Up DIP Noteholders or Prepetition Noteholders, as applicable, or (ii) the DIP ABL

Obligations or the Prepetition ABL Obligations.  For the avoidance of doubt, the Roll Up DIP Notes Obligations may be impaired pursuant to a chapter 11 plan of the Debtors, subject to the foregoing sentence.

(e)No Waiver.  The failure of any Prepetition Secured Parties or any DIP Secured Parties to seek relief or otherwise exercise their rights and remedies under this Final Order, the Prepetition Notes Documents, the Prepetition ABL Documents, the DIP Documents, or otherwise (or any delay in seeking or exercising same) shall not constitute a waiver of any of such parties’ rights hereunder, thereunder, or otherwise.  Nothing contained in this Final Order (including the authorization to use any Cash Collateral) shall impair or modify any rights, claims, or defenses available in law or equity to any Prepetition Secured Party or any DIP Secured Party, including rights of a party to a swap agreement, securities contract, commodity contract, forward contract, or repurchase agreement with a Debtor to assert rights of setoff or other rights with respect thereto as permitted by law (or the right of a Debtor to contest such assertion).  Except as prohibited by this Final Order, the entry of this Final Order is without prejudice to, and does not constitute a waiver of, expressly or implicitly, or otherwise impair, any right or ability of the Prepetition Secured Parties or the DIP Secured Parties under the Bankruptcy Code or under non‑bankruptcy law to (i) request conversion of the Cases or any Successor Cases to cases under chapter 7, dismissal of the Cases or any Successor Cases, or the appointment of a trustee or examiner in the Cases or any Successor Cases, or to oppose the use of Cash Collateral in any Successor Case, (ii) propose, subject to the provisions of section 1121 of the Bankruptcy Code, any chapter 11 plan or plans with respect to any of the Debtors or seek early termination of the Debtors’ exclusive rights to propose a plan under the Bankruptcy Code, or (iii) except as expressly provided herein, exercise any of the rights, claims, or privileges (whether legal, equitable, or otherwise) of the DIP Secured Parties or the Prepetition Secured Parties, respectively, under the DIP Documents, the Prepetition ABL Documents, the Prepetition Notes Documents, the Bankruptcy Code, or otherwise.  Except to the extent otherwise expressly provided in this Final Order or by law, neither the commencement of the Cases nor the entry of this Final Order shall limit or otherwise modify the rights and remedies of the Prepetition Secured Parties under the Prepetition Notes Documents or the Prepetition ABL Documents or with respect to any non-Debtor entities or their respective assets, whether such rights and remedies arise under the Prepetition Notes Documents, the Prepetition ABL Documents, applicable law, or equity.

(f)No Third Party Rights.  Except as explicitly provided for herein (including without limitation in paragraph 6 of this Final Order) or in any DIP Document, this Final Order does not create any rights for the benefit of any third party, creditor, equity holder, or direct, indirect, or incidental beneficiary.  In determining to make any loan (whether under the DIP Notes Purchase Agreement or the DIP ABL Agreement or otherwise) or to permit the use of Cash Collateral or in exercising any rights or remedies as and when permitted pursuant to this Final Order or the DIP Documents, the DIP Secured Parties and the Prepetition Secured Parties shall not (i) be deemed to be in control of the operations of the Debtors or to be acting as a “responsible person” or “owner or operator” with respect to the operation or management of the Debtors (as such terms, or any similar terms, are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar federal, state or local statute or regulation) or (ii) owe any fiduciary duty to the Debtors, their respective creditors, shareholders, or estates.

(g)No Marshaling.  Neither the DIP Secured Parties nor the Prepetition Secured Parties shall be subject to the equitable doctrine of “marshaling” or any other similar doctrine with respect to any of the DIP Collateral or the Prepetition Collateral, as applicable.

(h)Amendments.  The Debtors are authorized and empowered, without further notice and hearing or approval of this Court, to amend, modify, supplement, or waive any provision of the DIP Documents in accordance with the provisions thereof, in each case unless such amendment, modification, supplement, or waiver (i) increases the interest rate (other than as a result of the imposition of the default rate), (ii) increases the aggregate amount of DIP Notes to be issued under the DIP Notes Documents or the aggregate amount of DIP ABL Loans to be made under the DIP ABL Agreement, (iii) shortens the maturity date of the DIP Notes or the DIP ABL Loans, (iv) adds or amends (in any respect unfavorable to the Debtors) any Event of Default, or (v) materially affect the rights of the Debtors, their estates, or any creditor or other party-in-interest.  No waiver, modification, or amendment of any of the provisions of the DIP Documents shall be effective unless set forth in writing, approved by the requisite parties under the applicable DIP Documents, and, except as permitted hereby, approved by this Court.  All material modifications or amendments of any of the provisions of the DIP Documents shall be subject to approval by the Court, and written notice thereof shall be promptly provided to the Committee Professionals prior to the effectiveness thereof.

(i)Inconsistency.  In the event of any inconsistency between the terms and conditions of the DIP Documents and of this Final Order, the provisions of this Final Order shall govern and control.  All payments to be made by the Debtors under any First Day Orders shall be subject to the terms of this Final Order, including but not limited to the Budget.

(j)Enforceability.  This Final Order shall constitute findings of fact and conclusions of law pursuant to the Bankruptcy Rule 7052 and shall take effect and be fully enforceable nunc pro tunc to the Petition Date immediately upon execution hereof.  Notwithstanding Bankruptcy Rules 4001(a)(3), 6004(h), 6006(d), 7062 or 9024 or any other Bankruptcy Rule, or Rule 62(a) of the Federal Rules of Civil Procedure, this Final Order shall be immediately effective and enforceable upon its entry, and there shall be no stay of execution or effectiveness of this Final Order.

(k)Reservation of Rights.  Nothing in this Final Order shall be deemed to constitute the consent of the DIP Secured Parties or the Prepetition Secured Parties, and each of the foregoing expressly reserve the right to object, to entry of any Order of the Bankruptcy Court that provides for the sale or other disposition of all or substantially all of the assets of the Debtors (or any other sale or other disposition of assets of any of the Debtors outside the ordinary course of business) to any party unless, in connection and concurrently with any such event, the proceeds of such sale are or will be sufficient to pay in full in cash the DIP Obligations, the Prepetition Secured Obligations, and the Prepetition Adequate Protection, and all of the foregoing are in fact paid in full in cash on the closing date of such sale.

(l)Headings.  Paragraph headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in, interpreting this Final Order.

(m)DIP Notes Trading.  Notwithstanding anything to the contrary in the DIP Documents or the Prepetition Notes Documents or otherwise, each DIP Noteholder is prohibited from selling, disposing of, or otherwise transferring any DIP Notes, whether New Money DIP Notes or Roll Up DIP Notes, or the Prepetition Notes unless such DIP Noteholder concurrently sells, disposes of, or otherwise transfers the same percentage of Prepetition Notes, New Money DIP Notes, and Roll Up DIP Notes in the same manner to the same transferee.  Any transfer in violation of this paragraph shall be void ab initio and of no force or effect.  Neither the DIP Noteholders, the DIP Notes Agents, nor the DIP Collateral Trustees are an “underwriter” as defined in section 1145(b) of the Bankruptcy Code in connection with the issuance, delivery, purchase or sale of the DIP Notes as contemplated in the DIP Notes Documents and, accordingly, pursuant to section 364(f) of the Bankruptcy Code, section 5 of the Securities Act of 1933, the Trust Indenture Act of 1939, and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in, a security shall not apply to the DIP Notes or transactions contemplated by the DIP Notes Documents.

(n)Utility Deposit.  Notwithstanding anything to the contrary in this Final Order, the interests of the DIP Secured Parties and the Prepetition Secured Parties in any deposit ordered by the Court pursuant to section 366 of the Bankruptcy Code (the “Utility Deposit”) for entities that provide utilities to the Debtors shall be subordinate to the interests of any such utilities in such deposit, solely for so long as the Utility Deposit is required to be maintained.

(o)Indebtedness of Foreign Subsidiaries.  The DIP Debtors shall not permit or cause any non-Debtor subsidiary to incur or grant, and shall cause each non-Debtor subsidiary not to incur or grant, any indebtedness or lien, except as expressly permitted under the DIP Documents and paragraphs 2(j) and 23 of this Final Order.

(p)Notwithstanding anything to the contrary in this Final Order, from and after the consummation of the Sale, the DIP Notes Liens on proceeds of Avoidance Actions securing the Roll Up DIP Notes Obligations shall be released, and the DIP Superpriority Claims on account of the Roll Up DIP Notes Obligations shall not have priority with respect to payment from the proceeds of Avoidance Actions, provided that all Roll Up DIP Notes Obligations shall be deemed to have all of the rights in and to the proceeds of Avoidance Actions (including, without limitation, on account of the Prepetition Notes Adequate Protection (including rights under section 507(b) of the Bankruptcy Code)) as though such Roll Up DIP Notes Obligations had not been exchanged for Prepetition Notes Obligations.

21. Retention of Jurisdiction. This Court has and will retain jurisdiction to enforce this Final Order according to its terms.

22. Tolling Customer Inventory.  Nothing in this Final Order shall be construed to grant Prepetition Adequate Protection Liens, DIP Liens or any other liens or security interests in any goods in the possession of the Real Alloy Debtors that are owned by the Real Alloy Debtors’ customers under “tolling” contracts or any similar agreements (the “Tolling Customer Inventory”); provided that the foregoing limitation shall not apply to any “processing” liens or similar interests that the Real Alloy Debtors may have in such Tolling Customer Inventory or under such contracts or agreements. In the event of any conflict between this paragraph, on the one hand, and any DIP Document or any prior Court order, on the other hand, with respect to the Tolling Customer Inventory, the provisions of this paragraph shall control.

23. Terms of Discretionary Foreign Subsidiary DIP Notes Facility, Intercompany Funding, and Contribution and Subrogation Rights.

(a)Intercompany Funding.  To the extent that any amounts are or have been loaned (or otherwise advanced constituting indebtedness) on or after the Petition Date by one Debtor to another Debtor or by or to a Debtor to or from a non-Debtor foreign subsidiary, such amounts shall be treated as intercompany loans (each an “Intercompany Loan”).  All Intercompany Loans to non-Debtors shall be designated as senior indebtedness of the applicable entity and shall not be subordinated in right of payment to any other indebtedness of such entity.  All Intercompany Loans made to a Debtor on a postpetition basis shall be entitled to administrative claim status in such Debtor’s Case, after all applicable setoffs.  Except for amounts advanced under the Discretionary Foreign Subsidiary DIP Notes Facility or otherwise in accordance with the terms of the DIP Documents and this Final Order, postpetition Intercompany Loans to non-Debtors may be made only to the extent permitted under the Cash Management Order.

(b)Postpetition Contribution and Subrogation Rights.  To the extent that any Debtor that is a guarantor of any DIP Obligation pays such DIP Obligation in an amount up to the outstanding amount of any postpetition Intercompany Loans made to such Debtor by the primary obligor(s) (e.g., Real Alloy Holdings) on such obligations, such payments shall reduce dollar-for-dollar such Intercompany Loans.  To the extent that (x) any Debtor that is a guarantor of any DIP Obligation pays such DIP Obligation in an amount in excess of the outstanding amount of any postpetition Intercompany Loans made to such Debtor by the primary obligor(s) on such obligations (a “Debtor Guarantor X”) and (y) one or more other Debtors that are guarantors of any DIP Obligations have not paid such DIP Obligations in an amount equal to or in excess of the outstanding amount of any postpetition Intercompany Loans made to such Debtor(s) by the primary obligor(s) on such DIP Obligations (each, a “Debtor Guarantor Y” and the amount by which the DIP Obligations paid by a Debtor Guarantor Y is less than the outstanding amount of post-petition Intercompany Loans owed by such Debtor to the primary obligor(s) on such DIP Obligations, the “Applicable Postpetition Contribution Amount”), such Debtor Guarantor X shall have (i) a contribution claim against each Debtor Guarantor Y equal to the Applicable Postpetition Contribution Amount, and (ii) a subrogation claim as to the primary obligor(s) (e.g., Real Alloy Holdings), less the aggregate Applicable Postpetition Contribution Amounts owed to the Debtor

Guarantor X (except to the extent any such amounts are not collectible) (a “Postpetition Net Subrogation Claim”).  For the avoidance of doubt, such Postpetition Net Subrogation Claim shall be entitled to administrative claim status and shall be senior to any prepetition unsecured claims of the applicable entity.

(c)Discretionary Foreign Subsidiary DIP Notes Facility.  Any amounts advanced under the Discretionary Foreign Subsidiary DIP Notes Facility to fund the operations of the Debtors’ foreign subsidiaries shall be (a) Borrowed by the DIP Notes Issuer and advanced to the applicable non-Debtor foreign subsidiary as an intercompany loan, which shall be designated as senior indebtedness of the applicable non-Debtor foreign subsidiary and shall not be subordinated in right of payment to any other indebtedness of such entity (the “Foreign Intercompany Loans”), (b) the Debtors shall cause any and all Foreign Intercompany Loans to any non-Debtor foreign subsidiary be repaid by such entity to the DIP Notes Issuer in full in cash upon the closing of any direct or indirect sale of the equity or all or substantially all of the assets of such entity, and (c) any repayments or proceeds received by the DIP Notes Issuer on account of any Foreign Intercompany Loans shall be applied first, to the DIP Notes Obligations until paid in full in cash, second, to any Postpetition Net Subrogation Claims arising in connection with any Debtor’s payment of the DIP Notes Obligations related to such Foreign Intercompany Loans, third, to the DIP ABL Obligations until paid in full in cash, and thereafter shall be available for satisfaction of other claims against the estate of the DIP Notes Issuer in accordance with the priority scheme set forth in the Bankruptcy Code.

Dated:  January 17, 2018

Wilmington, Delaware

/s/ Kevin J. Carey
KEVIN J. CAREY

UNITED STATES BANKRUPTCY JUDGE